                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


CLOSED END




Annual Report 2003
--------------------------------------------------------------------------------
                DELAWARE INVESTMENTS CLOSED-END
                MUNICIPAL BOND FUNDS






[LOGO] POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS



Letter to Shareholders               1

Portfolio Management Review          3

Performance Summaries:

  Minnesota Municipal Income
    Funds I, II, III                 8

  Arizona Municipal
    Income Fund                      9

  Florida Insured Municipal
    Income Fund                      9

  Colorado Insured Municipal
    Income Fund                     10

Financial Statements:

  Statements of Net Assets          11

  Statements of Operations          26

  Statements of Changes
    in Net Assets                   28

  Financial Highlights              30

  Notes to Financial
    Statements                      36

Report of Independent
  Auditors                          40

Board of Directors/Trustees
  and Officers                      41

Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.

Delaware Investments
    POWERED BY RESEARCH

Investment Objectives and Strategies
Each of the six funds in this report is a closed-end management investment company whose shares trade on the American Stock Exchange (ASE) in New York. Each fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade, tax-exempt municipal obligations.

Investment Advisor
Delaware Management Company (Delaware Management), a series of Delaware Management Business Trust, has been the funds' investment advisor since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations.

As of March 31, 2003, Delaware Management manages more than $80 billion for mutual fund shareholders and institutional investors, such as pension plans and foundations. In addition to the six closed-end funds in this report, Delaware Management also manages other closed-end funds traded on the New York Stock Exchange.

Leveraging
Each of the six funds in this report uses leveraging, a tool that is not usually used by open-ended mutual funds and one that can be an important contributor to each fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the funds. Leveraging could result in a higher degree of volatility because a fund's net asset value could be more sensitive to fluctuations in short-term interest rates. Delaware Management believes this volatility risk is reasonable given the benefits of higher income potential.

Letter                      Delaware Investments Closed-End Municipal Bond Funds
   TO SHAREHOLDERS          April 10, 2003


Recap of Events
The fiscal year ended March 31, 2003 proved to be a challenging period for investors. During much of the 12-month period, interest rates trended lower, due in large part to muted inflation fears and the Federal Reserve's fiscal policy, which continued to be very accommodative toward economic expansion. The downward bias in interest rates caused bond prices to increase, creating strong returns for fixed-income investments during the period.

The fixed-income market outperformed the beleaguered stock market for the third straight calendar year. In general, stocks turned in negative performances during the period as investors faced a host of impediments. Mistrust lingered in the market, a result of the Enron-led period of corporate malfeasance. Uncertainties about the economy were also quite prevalent, as investors evaluated a host of market data, the balance of which pointed to an economy expanding at a very gradual pace. The lumbering economy continued to confound historic norms as to the pace of post-recession growth, and continually brought into question when corporate earnings might experience improvement.

In a typical recession, growth slows and then turns negative, owing to a decline in consumer spending. To battle this condition, lower rates are instituted, which eventually lead to a pickup in consumer spending, as with decreased mortgage and car loan rates. With this trend underway, business spending typically dips, then recovers -- much the way consumer spending evolves.

With the recession of 2001, this historical pattern did not apply. Consumer spending not only failed to decrease, but has been reasonably strong for quite some time. Rather, business spending, which ran at a very high level in the 1990s, was eventually reined in as capacity among businesses rose. This cutback not only played a key role in prompting 2001's economic slowdown, but has since contributed to the less-than-robust rate of recovery. The elevated level of unemployment is commonly attributed to this trend, as businesses have cut back on expenses, including labor. Fortunately, evidence exists that the steady decline in business spending may have come to a recent halt.
Expectations exist among market watchers that this driver of economic growth may pick up over time, and if it does, a decrease in the unemployment level may eventually follow (Source: Bloomberg).

                                                                       Total Return    Total Return      Premium (+)/
Total Return                                                              at Net         at Market       Discount (-)        ASE
For the year ended March 31, 2003                                       Asset Value        Value        as of 3/31/03       Symbol
Minnesota Municipal Income Fund I                                         +12.29%         +17.74%          +3.49%            VMN
Minnesota Municipal Income Fund II                                        +12.19%         +15.84%          +1.59%            VMM
Minnesota Municipal Income Fund III                                       +14.53%         +20.72%          +3.57%            VYM
Lipper Minnesota Closed-End Municipal Debt Funds Average (6 funds)        +11.70%
Arizona Municipal Income Fund                                             +13.44%         +12.74%          +0.06%            VAZ
Colorado Insured Municipal Income Fund                                    +15.37%         +21.31%          +4.59%            VCF
Lipper Other States Closed-End Municipal Debt Funds Average (43 funds)    +14.17%
Florida Insured Municipal Income Fund                                     +14.92%         +14.17%          -8.06%            VFL
Lipper Florida Closed-End Municipal Debt Funds Average (17 funds)         +13.96%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                       +9.89%
------------------------------------------------------------------------------------------------------------------------------------

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Funds' dividend reinvestment plans. The Lipper categories represent the average return of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

In prior shareholder reports, the Lehman Brothers Insured Municipal Bond Index was used as a benchmark for relative market performance of Delaware Investments Colorado Insured Municipal Income Fund, Inc. and Delaware Investments Florida Insured Municipal Income Fund. Beginning with this annual report, we will no longer use the Lehman Brothers Insured Municipal Bond Index as a performance benchmark for these two closed-end municipal bond funds because the index is no longer made publicly available by Lehman Brothers Inc., and we will instead use the Lehman Brothers Municipal Bond Index going forward.

Market Outlook
With considerable public attention on the dynamic events in the Middle East, we believe close attention must still be directed toward the financial markets. While the media will no doubt be focused on the many questions surrounding a rebuilding of Iraq, investors will need to evaluate the wealth of data that serves to quantify and assess the economy and financial markets.

Of note, the White House call for at least $550 billion in tax cuts to span the next decade is currently being debated on Capitol Hill (Source: The Wall Street Journal). The Federal Reserve, architect for the nation's monetary policy, may still lower interest rates if economic indicators reveal lagging growth. The status of consumer spending may also be a concern for investors, as several recent surveys started to point toward a potential downturn in what has otherwise been their strong purchasing habits. With such behavior accounting for nearly 70 percent of the economy, any reduction in consumer spending could jeopardize the already delicate state of the economic expansion.

We maintain our belief that sufficient forces are in place within the economy to foster continued expansion moving forward. Corporate productivity remains high and recent signs reveal that businesses may be willing to ramp up their spending in anticipation of rising future demand. Such forces should allow stocks the capacity to appreciate in price and could also bring higher interest rates. Increasing rates can cause bond prices to move lower.

Experience has taught us the merit of two key strategies that can be utilized going forward as investors attempt to attain their goals.

The first is diversification, which calls for the use of different asset classes to seek opportunities across the financial markets for competitive risk-adjusted returns. The second is rebalancing, which is the periodic review of a portfolio to make adjustments and keep asset allocations in line with long-term goals.

By meeting with their investment professionals, we believe investors can update their objectives and seek to ensure that the appropriate mutual funds are in place in the quest to make those goals a reality.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,


/s/ Jude T. Driscoll
--------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.




/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                   Delaware Investments Closed-End Municipal Bond Funds
   MANAGEMENT REVIEW        April 10, 2003


Fund Managers

Andrew M. McCullagh
Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund

M.L. Conery
Senior Portfolio Manager
Minnesota Municipal Income Funds I, II, III,
Florida Insured Municipal Income Fund

Patrick P. Coyne
Deputy Chief Investment Officer - Fixed-Income
Minnesota Municipal Income Funds I, II, III,
Florida Insured Municipal Income Fund

Denise A. Franchetti
Portfolio Manager
Minnesota Municipal Income Funds I, II, III,
Florida Insured Municipal Income Fund

The Funds' Results

It was a case of more of the same for the economy during the past 12 months. The economy continued to expand during the period, based upon Commerce Department statistics. Despite the Federal Reserve Board's accommodative monetary policy, however, the economy grew at only a modest pace. Fortunately, market expectations for first quarter 2003 growth appear to be an improvement over 2002's final three months, when a weak holiday buying season contributed to a growth rate of just +1.4% for the U.S. gross domestic product (GDP).

For the majority of the period, business spending experienced a steady decline. The downturn continued a trend that has essentially been in place for over three years (Source: Bloomberg). Fortunately, the downward bias in business spending appeared to reach a bottom late in the reporting period. It is likely too soon to tell if the trend may reverse itself over the balance of 2003. Having held up throughout the 2001 recession and the moderate expansion which has followed, consumer sentiment deteriorated in the later stages of the most recent period. With these two major economic drivers experiencing weakness, investors looked bearishly at the stock market, as they lacked the necessary evidence that corporate earnings would improve in the near term. Thus, stocks moved steadily lower during the 12-month period.

As was true at the time of our prior annual report, investor assets continued to flow into the fixed-income market. With generally minimal stock yields, investors looked to bonds for their relatively high levels of income production, as well as their lesser degree of volatility when compared to equities. Investors also seemed reassured by bond issues with very high credit ratings, such as government-oriented securities. In turn, the fixed-income market outperformed that of stocks for a third straight calendar year.

Within this overall flight-to-quality, investors actively bought municipal securities. On the whole, municipal securities tend to carry relatively high credit ratings, since a number of these bond issues are supported by the general taxing authority of municipalities or by the revenues of their related operations.

Especially over the waning months of the period, municipal bond yields approached near all-time highs relative to Treasuries, and in some instances nearly equaled them, without even taking into consideration their general exemption from federal taxation.

A post-recession recovery poses many challenges, and the bond market is no exception. For municipal securities, a common hurdle to clear is the need to fund projects while tax revenues continue to be under pressure. While this situation might call for a reduction in spending, the allure of rates not seen in four decades has prompted municipalities across the country to retire older bonds in favor of newer and lower-yielding bonds. They have also pressed on with long-term projects. As evidence, more than $430 billion in municipal bonds was issued during 2002 - a record high - and 26% more than the total in 2001 (Source: Thomson Financial Securities Data).

The same challenges that affected the national economy also were felt in Minnesota. Its labor market, once strong, continued to decline sharply. Fewer people working meant the state collected less income-tax revenue and struggled to meet its budget obligations. Minnesota managed to balance its budget through a one-time use of reserves. Major credit-rating agencies such as Moody's and Standard & Poor's kept a close watch on the state's finances, however, and concern was expressed that Minnesota's credit rating could be lowered unless more permanent fiscal solutions were found.

Continued weakness in the technology and telecommunications sectors, which play a significant role in the states of Arizona and Colorado, had a negative impact on their state budgets. To counter the business climates in these states, we continued to upgrade the credit quality of the respective portfolios, as higher-quality bonds tend to retain their credit rating better than do bonds of lesser credit rating.

Florida rose from the fifth to the fourth largest issuer of municipal bonds during the year, with a 32.7% increase in new bonds to reach a level of $18.8 billion during the period (Source: Bloomberg). The events of September 11 and the resulting drop in international and domestic travel hurt Florida, like other states that rely on tourism for a significant portion of their revenues. Florida also continues to experience the effects of declining theme park attendance.

Portfolio Highlights
Delaware Investments Minnesota Municipal Income Funds I, II, and III
For the 12 months ended March 31, 2003, Minnesota Municipal Income Fund I gained +12.29%, Minnesota Municipal Income Fund II appreciated +12.19%, and Minnesota Municipal Income Fund III rose +14.53% (all returns reflect shares at net asset value with distributions reinvested).

Each Fund outperformed its peer group, Lipper Minnesota Closed-End Municipal Debt Funds Average, which returned +11.70% during the same period. The Funds also bested the performance of their benchmark, the Lehman Brothers Municipal Bond Index, which rose +9.89%. The Funds' dividend payments during the past 12 months were exempt from federal and Minnesota state taxes.+

One major reason for our outperformance relative to our peers was the "barbell" strategy we used to manage the Funds. With this strategy, we invest a substantial portion of Fund assets in both shorter- and longer-term bonds and tend to de-emphasize intermediate-term bonds. This strategy proved helpful during the period, especially because of our weighting in bonds with short maturities. Due to their sensitive nature, they performed well as interest rates fell.

In addition, we owned a number of older securities that offered a relatively attractive income stream. Our strategy was generally to hold onto these bonds and continue to earn regular income while avoiding the need to sell the securities at a taxable gain. Thus, we minimized our trading activity during the period. We thought it made little sense to sell our existing holdings in an environment in which interest rates were generally declining. Among the few trades we did make, we added to our investments in non-rated bonds to increase the Funds' yield potential while maintaining risk at a reasonable level.

Also to manage risk, we were careful to keep assets diversified across multiple industry sectors. Healthcare - and hospital bonds in particular - was one area in which we identified several new opportunities. As credit spreads widened in the healthcare sector, we found an increasing number of securities that, in our opinion, offered compelling value for our shareholders.

As we reported in our prior annual report, we continued the trend toward lower durations across all three portfolios. Duration, which serves as a measure of a bond's or bond fund's sensitivity to changes in interest rates, was rolled back in anticipation of what we believe will be a rising interest rate scenario moving forward. Although we do not foresee a dramatic upturn in rates, the gradually improving economy should nonetheless cause rates to move higher, and we believe our adjustment of portfolio durations was a prudent management decision.

+ A portion of the income from tax-exempt bonds may be subject to the alternative minimum tax. Please see the Portfolio Highlights section on page 8 for details relating to these Funds.

All three Funds continued to hold a significant portion of their total net assets in pre-refunded and escrowed-to-maturity bonds. As of March 31, 2003, pre-refunded and escrowed-to-maturity bonds, as a portion of total net assets, accounted for 21.31% of Minnesota Municipal Income Fund I, 26.55% of Minnesota Municipal Income Fund II, and 26.72% of Minnesota Municipal Income Fund III.

Delaware Investments Arizona Municipal Income Fund
For the 12 months ended March 31, 2003, the Fund's return of +13.44% (shares at net asset value with distributions reinvested) outpaced the +9.89% gain of its benchmark, the Lehman Brothers Municipal Bond Index. The Fund's peer group, as measured by the Lipper Other States Closed-End Municipal Debt Funds Average, rose +14.17% for the period. The Fund's dividend payments during the past year were exempt from federal and Arizona state taxes.+

Since our last annual report, we reined in the duration of the Fund during the year. Duration is a measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more the bond's or bond fund's price will change for a given increase or decrease in interest rates. At the start of the fiscal year, duration was at 8.9 years and dropped to 6.1 years as of this report. Just as the Fund profited from a longer duration when interest rates were largely trending lower, we believe the general decrease in duration will enable us to preserve investor capital in the rising interest rate environment that we foresee moving forward.

We believe Fund performance benefited from the general downward trend in interest rates during the period, as well as our overall bond selection process. During the period, however, the Fund was not without its lesser moments. Maricopa County Industrial Development Authority Multifamily Housing Revenue bonds encountered financial difficulties and were downgraded from BBB to below investment grade because of higher-than-expected rental vacancies (Source:
Standard & Poor's). Aside from this one issue, however, the Fund's average credit quality is strong at AAA.

Delaware Investments Florida Insured Municipal Income Fund
For the fiscal year ended March 31, 2003, the Fund gained +14.92% (shares at net asset value with distributions reinvested). The average return of its peer group, as measured by the 17 funds composing the Lipper Florida Closed-End Municipal Debt Funds Average, was +13.96% during the same year. The Fund also outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which rose +9.89% for the period. The Fund's dividend payments during the past 12 months were exempt from federal and Florida state taxes.+

By reducing the Fund's duration during the 12-month period, we were able to outperform the returns of our peers. As of this report, the Fund's duration was at 4.7 years, compared to 6.1 years one year ago. The average duration of the Fund's Lipper peer group stood at 7.3 years during the same period, which serves as a measure of our conservative management style. This also helped the Fund to further protect investor principal since insured bonds, which are protected against default yet are in turn highly liquid, generally exhibit heightened volatility over noninsured issues.

The portfolio underwent slight adjustments during the fiscal year. One notable modification was in the water & sewer sector. During the 12-month period, we reduced over 50 percent of the assets within this sector as we sought out new securities, particularly with lower duration. We also continued to decrease our exposure to Florida Housing Finance Agency bonds over the 12-month period, while adding two new securities to the portfolio. We saw good value in the multi-family housing sector, which remains one of the Fund's largest sectors as of fiscal year end.

Florida has taken great efforts to cut expenses and match revenues, which in turn makes for a more favorable environment for their municipal bonds. Insured bonds received an extra boost in return as concerned investors tended to avoid lower quality bonds due to the sluggish economy. Given the insurance feature associated with securities sought by the Fund, the portfolio's average bond quality as of the close of the 12-month period was AAA.

+ A portion of the income from tax-exempt bonds may be subject to the alternative minimum tax. Please see the Portfolio Characteristics section on page 9 for details relating to these Funds.

Delaware Investments Colorado Insured Municipal Income Fund
During the 12-month period ended March 31, 2003, the Fund returned +15.37% (shares at net asset value with distributions reinvested). The 43 funds that compose the Lipper Other States Closed-End Municipal Debt Funds Average returned +14.17% for the same period, while the benchmark Lehman Brothers Municipal Bond Index rose +9.89%. The Fund's dividend payments during the past 12 months were exempt from federal and Colorado state taxes.+

We believe that it is important to continually improve the "call" protection in the portfolio. Many municipal securities can be called - that is, retired by the issuer prior to maturity. Issuers call bonds when current interest rates are lower than the interest rates they are paying on outstanding bonds. Because interest rates are historically low, it is likely that a bond issuer will call a bond as soon as possible in the current environment. To improve the Fund's call protection, our strategy was to sell bonds prior to their call dates and reinvest the proceeds in bonds with more distant call dates, or in bonds that are not callable.

Managing duration in a bond fund can also play a meaningful role in determining performance. Duration is a measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more the bond's or bond fund's price will change for a given increase or decrease in interest rates. For Colorado Insured Municipal Income Fund, we lowered the portfolio's duration from
9.1 years at the beginning of the fiscal year to 5.5 years as of the close of the fiscal year. We maintained a longer duration at the onset of the fiscal year as interest rates were still moving lower, which contributed to Fund performance. As the period progressed, we faced not only the later stages of the interest rate decline, but a possible upswing in rates in the not-too-distant future. In turn, we set out to shorten duration, given our overall expectations for the interest rate cycle to begin trending upwards.

Colorado higher education bonds continued their strong performance during the year, and we added two new bonds to this sector. This sector composes over a third of the Fund's total net assets and we believe higher education is a strong core asset of the portfolio.

+ A portion of the income from tax-exempt bonds may be subject to the alternative minimum tax. Please see the Portfolio Characteristics section on page 10 for details relating to this Fund.

Outlook
President Bush's proposal to reduce the dividend tax was viewed by many as harmful to the municipal bond industry. After all, municipal bonds are currently exempt from federal income tax - and in some cases from state income tax. Meanwhile, dividends from stocks are currently taxable at the federal and state levels. The proposal would eliminate the tax for individuals on dividends from companies that pay tax on profits at the corporate level.

We believe that any impact will be less than expected, since the typical investor in municipal bonds is usually willing to take less risk than one who invests in stocks. At the same time, given the political climate, the passage of such a tax change is by no means assured and the proposal's status bears watching as the year progresses.

A much greater concern is the international conflict that the nation faces. Although the military component of the campaign appears to be nearing an end as of this writing, the process of rebuilding Iraq's infrastructure, as well as the need to establish a viable government, will lend a measure of uncertainty and added instability to the financial markets.

Eventually, however, we believe that the business environment will strengthen and the economic expansion will continue. Although we do not anticipate the type of growth we witnessed during the 1990s, an economy marked even by modest progress should nonetheless maintain investor interest in the U.S. financial markets, providing the groundwork for a long-anticipated strengthening in equity prices while offering support for the fixed-income market.

Dividend Reinvestment Plans
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services, L.L.C., at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial advisor or the broker/dealer holding the shares.

Under the current policies of Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, Minnesota Municipal Income Fund I, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund and Minnesota Municipal Income Fund III, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services, L.L.C. of their desire to participate in the dividend reinvestment program.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan. You can contact Mellon at:

Mellon Investor Services, L.L.C.
Dividend Reinvestment Department
Overpeck Centre
85 Challenger Road
Ridgefield, NJ 07660
800 851-9677

Delaware Investments
  MINNESOTA MUNICIPAL INCOME FUNDS I, II, III

Fund Basics
As of March 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Funds seek to provide current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
Fund I   $40.1 million
Fund II  $109.2 million
Fund III $26.3 million
--------------------------------------------------------------------------------
Number of Holdings:
Fund I   47
Fund II  83
Fund III 34
--------------------------------------------------------------------------------
Fund Start Dates:
Fund I   May 1, 1992
Fund II  February 26, 1993
Fund III October 29, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
M.L. Conery, who received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany, served as a municipal bond Investment Officer with the Travelers Group prior to joining Delaware Investments in 1997.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Denise A. Franchetti received bachelor's and MBA degrees from LaSalle University. Prior to joining Delaware Investments in 1997, Ms. Franchetti was a fixed-income trader for Provident Mutual Life Insurance Company. Before that, she worked as an investment analyst for General Accident Insurance Company. Ms. Franchetti, a CFA Charterholder, is a member of the Association for Investment Management and Research and the Financial Analysts of Philadelphia.


Minnesota Municipal Income Funds I, II, III
Bond Quality and Portfolio Highlights

As of March 31, 2003                                            Fund I             Fund II           Fund III
AAA                                                              61.79%              53.50%             49.32%
AA                                                               10.99%              21.05%             10.08%
A                                                                18.70%              15.89%             28.57%
BBB                                                               0.93%               1.14%              4.49%
BB                                                                7.59%               8.42%              7.53%
--------------------------------------------------------------------------------------------------------------
Average Credit Quality                                            AA                 AA                 AA
Average Duration*                                             5.90 years         4.79 years         5.60 years
Average Maturity **                                           8.37 years         6.80 years         8.57 years
Current Yield at Market Price                                     5.63%               6.27%              5.68%
Amount of Leveraging (millions)                                   $20.0               $60.0              $15.0
--------------------------------------------------------------------------------------------------------------

 *Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Maturity is the average time remaining until scheduled repayment of principal by issuers of portfolio securities.

  Approximately 14.45%, 15.12%, and 14.44% of the income generated by Minnesota Municipal Income Funds - I, II and III, respectively, for the year ended March 31, 2003 was subject to the federal alternative minimum tax.

Delaware Investments
  ARIZONA MUNICIPAL INCOME FUND

Fund Basics
As of March 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona personal income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$46.2 million
--------------------------------------------------------------------------------
Number of Holdings:
39
--------------------------------------------------------------------------------
Fund Start Date:
February 26, 1993
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh joined Delaware Investments in 1997, after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

Portfolio Characteristics
As of March 31, 2003
--------------------------------------------------------------------------------
Current Yield at Market Price                                  6.20%
--------------------------------------------------------------------------------
Average Duration*                                         6.11 years
--------------------------------------------------------------------------------
Average Maturity**                                        8.50 years
--------------------------------------------------------------------------------
Average Credit Quality                                           AAA
--------------------------------------------------------------------------------
 *Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Maturity is the average time remaining until scheduled repayment of principal by issuers of portfolio securities.

  Approximately 10.89% of the income generated by Arizona Municipal Income Fund for the year ended March 31, 2003 was subject to the federal alternative minimum tax.

Delaware Investments
  FLORIDA INSURED MUNICIPAL
  INCOME FUND

Fund Basics
As of March 31, 2003
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to provide current income exempt from regular federal income tax consistent with preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$39.7 million
--------------------------------------------------------------------------------
Number of Holdings:
33
--------------------------------------------------------------------------------
Fund Start Date:
February 26, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
M. L. Conery
Patrick P. Coyne
Denise A. Franchetti

Portfolio Characteristics
As of March 31, 2003
--------------------------------------------------------------------------------
Current Yield at Market Price                                  6.38%
--------------------------------------------------------------------------------
Average Duration*                                         4.70 years
--------------------------------------------------------------------------------
Average Maturity**                                        6.00 years
--------------------------------------------------------------------------------
Average Credit Quality                                           AAA
--------------------------------------------------------------------------------
 *Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Maturity is the average time remaining until scheduled repayment of principal by issuers of portfolio securities.

  Approximately 18.87% of the income generated by Florida Insured Municipal Income Fund for the year ended March 31, 2003 was subject to the federal alternative minimum tax.

Delaware Investments
       COLORADO INSURED MUNICIPAL INCOME FUND

Fund Basics
As of March 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$77.0 million
--------------------------------------------------------------------------------
Number of Holdings:
47
--------------------------------------------------------------------------------
Fund Start Date:
July 29, 1993
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh


Portfolio Characteristics
As of March 31, 2003
--------------------------------------------------------------------------------
Current Yield at Market Price                                        5.77%
--------------------------------------------------------------------------------
Average Duration*                                               5.51 years
--------------------------------------------------------------------------------
Average Maturity**                                              6.81 years
--------------------------------------------------------------------------------
Average Credit Quality                                                 AAA
--------------------------------------------------------------------------------
 *Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Maturity is the average time remaining until scheduled repayment of principal by issuers of portfolio securities.

  None of the income generated by Colorado Insured Municipal Income Fund for the year ended March 31, 2003 was subject to the federal alternative minimum tax.

Statements            Delaware Investments Minnesota Municipal Income Fund, Inc.
   OF NET ASSETS      March 31, 2003


                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 147.57%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 7.75%
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     5.25% 1/1/32 Series C (FGIC)                    $2,500,000      $2,598,975
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     Series A 5.00% 1/1/30 (AMBAC)                      500,000         508,990
                                                                     ----------
                                                                      3,107,965
                                                                     ----------
City General Obligation Bonds - 2.56%
   Willmar (Rice Memorial Hospital)
     5.00% 2/1/32 (FSA)                               1,000,000       1,026,910
                                                                     ----------
                                                                      1,026,910
                                                                     ----------
Continuing Care/Retirement Revenue Bonds - 9.13%
   Minnetonka Housing Facilities Revenue
     (Beacon Hill Housing Project,
     Presbyterian Homes & Services)
     7.70% 6/1/25                                     2,725,000       2,754,158
   St. Paul Housing & Redevelopment
     Authority Revenue
     (Franciscan Health Project)
     5.40% 11/20/42 (GNMA/FHA)                          880,000         909,119
                                                                     ----------
                                                                      3,663,277
                                                                     ----------
Corporate Backed Revenue Bonds - 1.98%
   Anoka County Solid Waste Disposal
     National Rural Co-Op Utility
     (United Power Association)
     Series A 6.95% 12/1/08 (CFC/AMT)                   785,000         795,417
                                                                     ----------
                                                                        795,417
                                                                     ----------
Escrowed to Maturity Bonds - 12.93%
   Dakota/Washington Housing &
     Redevelopment Authority Single
     Family Mortgage Revenue
     8.375% 9/1/21 (GNMA/FHA/AMT)                     2,555,000       3,762,314
   Southern Minnesota Municipal
     Power Agency Series B
     5.50% 1/1/15 (AMBAC)                               390,000         399,348
     5.75% 1/1/11 (FGIC)                              1,000,000       1,024,350
                                                                     ----------
                                                                      5,186,012
                                                                     ----------
Hospital Revenue Bonds - 23.55%
   Bemidji County Health Care Facilities
     (North Country Health Services)
     5.00% 9/1/24 (RADIAN)                            1,000,000       1,009,310
   Duluth Economic Development Authority
     Health Care Facilities Revenue
     Benedictine Health System
     (St. Mary's Hospital) Series C
     6.00% 2/15/20 (Connie Lee)                       1,000,000       1,023,560
   Minneapolis Health Care Facilities
     Revenue (Fairview Hospital &
     Healthcare Service) Series A
     5.25% 11/15/19 (MBIA)                            1,500,000       1,525,785

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Minneapolis Health Care System
     Revenue (Allina Health System)
     Series A 5.75% 11/15/32                         $1,100,000      $1,132,263
   Minneapolis Health Care System
     Revenue (Fairview Health Services)
     Series A 5.625% 5/15/32                          1,500,000       1,537,305
   Minnesota Agricultural & Economic
     Development Health Care System
     (Fairview Hospital) Series A
     6.375% 11/15/29                                  2,500,000       2,670,525
   St. Paul Housing & Redevelopment
     Authority Health Care Facilities
     Revenue (Regions Hospital Project)
     5.30% 5/15/28                                      600,000         552,144
                                                                     ----------
                                                                      9,450,892
                                                                     ----------
Investor Owned Utilities Revenue Bonds - 5.31%
   Bass Brook Pollution Control Revenue
     (Minnesota Power & Light Company)
     6.00% 7/1/22                                     2,100,000       2,132,466
                                                                     ----------
                                                                      2,132,466
                                                                     ----------
Miscellaneous Revenue Bonds - 4.16%
   Minneapolis Art Center Facilities
   Revenue
     (Walker Art Center Project)
     5.125% 7/1/21                                    1,600,000       1,668,960
                                                                     ----------
                                                                      1,668,960
                                                                     ----------
Multifamily Housing Revenue Bonds - 15.02%
   Brooklyn Center Multifamily Housing
     Revenue (Four Courts Apartments
     Project) Series A 7.50% 6/1/25                   1,800,000       1,737,666
     (AMT)
   Southeastern Minnesota Multi County
     Housing & Redevelopment Authority
     (Winona County) 5.35% 1/1/28                       300,000         304,314
   St. Paul Housing & Redevelopment
     Authority Multifamily Housing
     Revenue (Pointe of St. Paul
     Project)
     6.60% 10/1/12 (FNMA)                             2,930,000       2,994,138
   Washington County Housing &
     Redevelopment Authority Revenue
     (Woodland Park Apartments Project)
     4.70% 10/1/32                                    1,000,000         990,390
                                                                     ----------
                                                                      6,026,508
                                                                     ----------
Municipal Lease Revenue Bonds - 3.00%
   St. Paul Port Authority Lease Revenue
     (Cedar Street Office Building
     Project)
     5.25% 12/1/27                                    1,150,000       1,206,902
                                                                     ----------
                                                                      1,206,902
                                                                     ----------
Parking Revenue Bonds - 1.71%
   St. Paul Housing & Redevelopment
     Authority Parking Revenue
     (Block 19 Ramp Project)
     Series A 5.35% 8/1/29 (FSA)                        650,000         684,970
                                                                     ----------
                                                                        684,970
                                                                     ----------

Statements                        Delaware Investments Minnesota Municipal Income Fund, Inc.
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Political Subdivision General Obligation Bonds - 8.36%
   Hennepin County Series B
     5.00% 12/1/18                                   $1,300,000      $1,381,679
   Washington County Housing &
     Redevelopment Authority Series B
     5.50% 2/1/22 (MBIA)                                855,000         905,513
     5.50% 2/1/32 (MBIA)                              1,000,000       1,065,560
                                                                     ----------
                                                                      3,352,752
                                                                     ----------
*Pre-Refunded Bonds - 8.38%
   Duluth Economic Development Authority
     Health Care Facilities Revenue
     (Duluth Clinic)
     6.30% 11/1/22-04 (AMBAC)                           730,000         788,218
   Puerto Rico Commonwealth
     6.00% 7/1/26-07                                  1,000,000       1,167,670
   St. Francis Independent School
     District #15 6.30% 2/1/11-06 (FSA)               1,250,000       1,404,475
                                                                     ----------
                                                                      3,360,363
                                                                     ----------
Public Power Revenue Bonds - 8.72%
   Chaska Electric Revenue Series A
     6.00% 10/1/25                                    1,000,000       1,060,300
   Rochester Electric
     5.25% 12/1/30 (AMBAC)                              150,000         155,984
   Western Minnesota Municipal Power
     Agency Series A 5.50% 1/1/15 (MBIA)              2,275,000       2,282,325
                                                                     ----------
                                                                      3,498,609
                                                                     ----------
School District General Obligation Bonds - 12.70%
   Centennial Independent School
     District #012 Series A
     5.00% 2/1/20 (FSA)                                 400,000         420,524
   Farmington Independent School
     District #192 5.00% 2/1/23 (FSA)                 1,200,000       1,240,164
   Morris Minnesota Independent School
     District #769 5.00% 2/1/28 (MBIA)                1,000,000       1,027,230
   Mounds View Minnesota Independent
     School District #621
     5.00% 2/1/23 (FSA)                               1,020,000       1,057,230
   Robbinsdale Independent School
     District #281 5.00% 2/1/21 (FSA)                   500,000         522,290
   St. Michael Independent School
     District #885
     5.00% 2/1/22 (FSA)                                 500,000         519,320
     5.00% 2/1/24 (FSA)                                 300,000         308,940
                                                                     ----------
                                                                      5,095,698
                                                                     ----------

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single Family Housing Revenue Bonds - 3.82%
   Dakota County Housing & Redevelopment
      Authority Single Family Mortgage
      Revenue 5.85% 10/1/30
     (GNMA/FNMA/AMT)                               $    198,000    $    204,647
   Minnesota Housing Finance Agency
      Single Family Housing Series J
      5.90% 7/1/28 (AMT)                              1,275,000       1,329,124
                                                                   ------------
                                                                      1,533,771
                                                                   ------------
State General Obligation Bonds - 6.55%
   Minnesota State Refunding
      5.00% 8/1/21                                    2,500,000       2,626,350
                                                                   ------------
                                                                      2,626,350
                                                                   ------------
Territorial Revenue Bonds - 4.34%
   Puerto Rico Commonwealth Highway &
      Transportation 5.00% 7/1/38                       300,000         300,066
   Puerto Rico Public Buildings Authority
      Revenue Series D 5.25% 7/1/27                   1,400,000       1,442,070

                                                                   ------------
                                                                      1,742,136
                                                                   ------------
Water & Sewer Revenue Bonds - 7.60%
 **Minnesota Public Facilities Authority
      Water Pollution Control Revenue,
      Inverse Floater
      6.52% 3/1/16                                    1,000,000       1,070,020
      6.65% 3/1/17                                    1,855,000       1,979,637
                                                                   ------------
                                                                      3,049,657
                                                                   ------------
Total Municipal Bonds (cost $55,965,157)                             59,209,615
                                                                   ------------

Total Market Value of Securities - 147.57%
   (cost $55,965,157)                                                59,209,615

Receivables and Other Assets Net of  Liabilities - 2.27%                912,781

Liquidation Value of Preferred Stock - (49.84%)                     (20,000,000)
                                                                   ------------
Net Assets Applicable to 2,594,700 Shares
   Outstanding - 100.00%                                            $40,122,396
                                                                    ===========

Net Asset Value Per Common Share
   ($40,122,396 / 2,594,700 Shares)                                      $15.46
                                                                         ------

Statements                        Delaware Investments Minnesota Municipal Income Fund, Inc.
   OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2003:
Common stock, $0.01 par value, 200 million
     shares authorized to the Fund                                  $35,426,619
Undistributed net investment income                                     748,386
Accumulated net realized gain on investments                            702,933
Net unrealized appreciation of investments                            3,244,458
                                                                    -----------
Total net assets                                                    $40,122,396
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
CFC - Insured by the National Rural Utilities Cooperative Finance Corporation Connie Lee - Insured by the College Construction Insurance Association
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by the Asset Guaranty Insurance Company

See accompanying notes

Statements                     Delaware Investments Minnesota Municipal Income Fund II, Inc.
   OF NET ASSETS (CONTINUED)   March 31, 2003

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 151.33%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 5.38%
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     Series A 5.00% 1/1/30 (AMBAC)                   $1,200,000      $1,221,576
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     Series B 5.25% 1/1/24 (FGIC)                     1,000,000       1,016,780
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     Series C 5.25% 1/1/32 (FGIC)                     3,500,000       3,638,565
                                                                     ----------
                                                                      5,876,921
                                                                     ----------
City General Obligation Bonds - 1.41%
   Willmar (Rice Memorial Hospital)
     5.00% 2/1/32 (FSA)                               1,500,000       1,540,365
                                                                     ----------
                                                                      1,540,365
                                                                     ----------
Continuing Care/Retirement Revenue Bonds - 4.44%
   Minneapolis Health Care Facility Revenue
     (Jones-Harrison Residence Project)
     6.00% 10/1/27                                    1,565,000       1,439,471
   Minnetonka Housing Facilities Revenue
     (Beacon Hill Senior Housing Project,
     Presbyterian Homes & Services)
     7.55% 6/1/19                                     2,365,000       2,400,381
   Moorhead Economic Development
     Authority Multifamily Revenue
     (Eventide Lutheran Home) Series B
     6.00% 6/1/18                                     1,000,000       1,004,910
                                                                     ----------
                                                                      4,844,762
                                                                     ----------
Corporate Backed Revenue Bonds - 5.06%
   Burnsville Commonwealth Development
     (Holiday Inn Project) 5.90% 4/1/08               1,430,000       1,496,095
   Cloquet Pollution Control Revenue
     (Potlatch Corporation Projects)
     5.90% 10/1/26                                    4,500,000       4,034,430
                                                                     ----------
                                                                      5,530,525
                                                                     ----------
Escrowed to Maturity Bonds - 21.09%
   Dakota/Washington Housing &
     Redevelopment Authority Single
     Family Mortgage Revenue
     8.375% 9/1/21 (GNMA/FHA/AMT)                     5,500,000       8,098,914
   Metropolitan Council Minneapolis/
     St. Paul Area Sports Facilities
     Commission (Hubert H. Humphrey
     Metrodome) 6.00% 10/1/09                         2,360,000       2,466,412
   Southern Minnesota Municipal Power
     Agency Supply Revenue Series A
     5.75% 1/1/18 (MBIA)                              3,715,000       3,804,346
   St. Paul Housing & Redevelopment
     Authority Sales Tax (Civic Center)
     5.55% 11/1/23 (MBIA)                             4,200,000       4,373,208
     5.55% 11/1/23                                    2,300,000       2,394,852

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Escrowed to Maturity Bonds (continued)
   Western Minnesota Municipal
     Power Agency 6.625% 1/1/16 $                     1,535,000     $ 1,893,960
                                                                    -----------
                                                                     23,031,692
                                                                    -----------
Higher Education Revenue Bonds - 13.87%
   Minnesota Higher Education Facilities
     (St. Catherine College) Series 5-N1
     5.375% 10/1/32                                   1,500,000       1,520,040
   Minnesota Higher Education Facilities
     Authority (St. Thomas University)
     Series 3-R1 5.60% 10/1/15                        1,050,000       1,068,123
   Minnesota Higher Education Facilities
     Authority (St. Thomas University)
     Series 3-R2 5.60% 9/1/14                           175,000         177,837
   Minnesota Higher Education Facilities
     Authority (St. Thomas University)
     Series 4-A1 5.625% 10/1/21                       1,000,000       1,034,910
   Minnesota State University Board
     (State University System) Series 1993-C
     5.60% 6/30/16 (MBIA)                             3,115,000       3,145,932
     5.60% 6/30/19 (MBIA)                             3,720,000       3,756,456
   St. Cloud Housing & Redevelopment
     Authority Revenue (State University
     Foundation Project) 5.00% 5/1/23                 1,000,000       1,027,520
   University of Minnesota Series A
     5.50% 7/1/21                                     3,000,000       3,421,050
                                                                    -----------
                                                                     15,151,868
                                                                    -----------
Hospital Revenue Bonds - 25.70%
   Bemidji County Health Care Facilities
     (North Country Health Services)
     5.00% 9/1/24 (RADIAN)                            1,240,000       1,251,544
   Brainerd Health Care (Evangelical
     Lutheran Health Care Facilities)
     Series A 6.65% 3/1/17 (FSA)                      1,195,000       1,211,969
   Duluth Economic Development Authority
     Health Care Facilities Revenue
     Benedictine Health System
     (St. Mary's Hospital) Series C
     6.00% 2/15/20 (Connie Lee)                       6,000,000       6,141,359
   Minneapolis Health Care System
     Revenue (Fairview Health Services)
     Series A 5.625% 5/15/32                          3,500,000       3,587,045
   Minneapolis/St. Paul Housing &
     Redevelopment Authority Health Care
     Systems (Children's Health Care Series)
     Series A 5.50% 8/15/25 (FSA)                     1,400,000       1,459,472
   Minnesota Agricultural & Economic
     Development Health Care System
     (Fairview Hospital) Series 97A
     5.75% 11/15/26 (MBIA)                            5,550,000       5,966,972
   Minnesota Agricultural & Economic
     Development Health Care System
     (Fairview Hospital) Series A
     6.375% 11/15/29                                  2,800,000       2,990,988

Statements                        Delaware Investments Minnesota Municipal Income Fund II, Inc.
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Rochester Health Care Facilities Revenue
     (Mayo Foundation) Series B
     5.50% 11/15/27                                 $ 3,365,000     $ 3,540,855
   St. Paul Housing & Redevelopment
     Authority Health Care Facilities
     Revenue (Regions Hospital Project)
     5.30% 5/15/28                                      400,000         368,096
   Waconia Health Care Facilities
   Revenue
     (Ridgeview Medical Center Project)
     Series A 6.10% 1/1/19 (RADIAN)                   1,405,000       1,555,855
                                                                    -----------
                                                                     28,074,155
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 7.03%
   Bass Brook Pollution Control Revenue
     (Minnesota Power & Light Company)
     6.00% 7/1/22                                     7,560,000       7,676,878
                                                                    -----------
                                                                      7,676,878
                                                                    -----------
Miscellaneous Revenue Bonds - 3.72%
   Minneapolis Art Center Facilities Revenue
     (Walker Art Center Project)
     5.125% 7/1/21                                    2,400,000       2,503,440
   Minneapolis Community Development
     Agency (Supported Development
     Revenue Limited Tax Common Bond
     Fund) Series 5 5.70% 12/1/27                       375,000         382,793
   Minneapolis Community Development
     Agency (Supported Development
     Revenue Limited Tax Common Bond
     Fund) Series G1 5.70% 12/1/19                    1,100,000       1,172,501
                                                                    -----------
                                                                      4,058,734
                                                                    -----------
Multifamily Housing Revenue Bonds - 11.90%
   Chanhassen Multifamily Housing
     Revenue (Heritage Park Project)
     6.20% 7/1/30 (FHA/AMT)                           1,105,000       1,145,321
   Dakota County Housing & Redevelopment
     Authority Multifamily Mortgage
     (Imperial Ridge Project) Series 1993-A
     6.10% 12/15/28 (GNMA/FHA)                        1,795,000       1,820,992
   Harmony Multifamily Housing Revenue
     Refunding Section 8 (Zedakah
     Foundation Project) Series A
     5.95% 9/1/20                                     1,000,000         983,980
   Minnesota Housing Finance Agency
     Multifamily Rental Housing Series D
     5.90% 2/1/14                                     1,115,000       1,142,641
     6.00% 8/1/22                                     2,295,000       2,348,106
   Minnesota Housing Finance Agency
     Series D 5.95% 2/1/18 (MBIA)                     1,085,000       1,127,141
   Minnetonka Housing Facilities
     (Beacon Hill Project, Presbyterian
     Homes & Services)
     7.25% 6/1/09                                     1,225,000       1,231,542
     7.50% 6/1/14                                       760,000         770,952

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
   Southeastern Minnesota Multi County
     Housing & Redevelopment Authority
     (Winona County) 5.35% 1/1/28                   $   870,000     $   882,511
   Stillwater Multifamily (Stillwater
   Cottages) (Orleans Homes Number One)
     7.25% 11/1/27 (AMT)                              1,540,000       1,540,554
                                                                    -----------
                                                                     12,993,740
                                                                    -----------
Municipal Lease Revenue Bonds - 4.94%
   St. Paul Port Authority Lease Revenue
     (Cedar Street Office Building Project)
     5.00% 12/1/22                                      500,000         519,990
     5.25% 12/1/27                                    2,650,000       2,781,122
   St. Paul Port Authority Lease Revenue
     (Robert Street Site) 5.25% 12/1/27               2,000,000       2,098,960
                                                                    -----------
                                                                      5,400,072
                                                                    -----------
Parking Revenue Bonds - 1.21%
   St. Paul Housing & Redevelopment
     Authority Parking Revenue
     (Block 19 Ramp Project)
     Series A 5.35% 8/1/29 (FSA)                      1,250,000       1,317,250
                                                                    -----------
                                                                      1,317,250
                                                                    -----------
Political Subdivision General Obligation Bonds - 5.36%
   Hennepin County Series B
     5.00% 12/1/18                                    1,000,000       1,062,830
   Hennepin Regional Railroad Authority
     5.00% 12/1/26                                    3,500,000       3,574,620
   Washington County Housing &
     Redevelopment Authority Series B
     5.50% 2/1/32 (MBIA)                              1,140,000       1,214,738
                                                                    -----------
                                                                      5,852,188
                                                                    -----------
*Pre-Refunded Bonds - 5.46%
   Duluth Economic Development Authority
     Health Care Facilities Revenue
     (Duluth Clinic)
     6.20% 11/1/12-04 (AMBAC)                           280,000         301,893
     6.30% 11/1/22-04 (AMBAC)                           960,000       1,036,560
   Esko Independent School District #99
     5.65% 4/1/12-05 (FSA)                              550,000         594,407
  Hawley Independent School District #150
     Series A 5.75% 2/1/17-06 (FSA)                   1,000,000       1,108,460
  Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     Series A 6.25% 3/1/16-05                         1,000,000       1,093,090
  Stewartville Independent School
     District #534 5.75% 2/1/17-05                    1,705,000       1,827,470
                                                                    -----------
                                                                      5,961,880
                                                                    -----------

Statements                        Delaware Investments Minnesota Municipal Income Fund II, Inc.
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds - 2.44%
   Rochester Electric
     5.25% 12/1/30 (AMBAC)                           $  450,000      $  467,951
   Southern Minnesota Municipal Power
     Agency Supply System Revenue
     Series A 5.25% 1/1/15 (AMBAC)                    1,950,000       2,199,073
                                                                     ----------
                                                                      2,667,024
                                                                     ----------
School District General Obligation Bonds - 8.42%
   Centennial Independent School
     District #012 Series A
     5.00% 2/1/20 (FSA)                                 400,000         420,524
   Farmington Independent School
     District #192 5.00% 2/1/23 (FSA)                 1,080,000       1,116,148
   Morris Minnesota Independent School
     District #769 5.00% 2/1/28 (MBIA)                2,750,000       2,824,882
   Mounds View Minnesota Independent
     School District #621
     5.00% 2/1/23 (FSA)                               1,000,000       1,036,500
   Rosemount Independent School
     District #196 Series A 5.70% 4/1/12              1,270,000       1,392,542
   St. Michael Independent School
     District #885
     5.00% 2/1/22 (FSA)                               1,500,000       1,557,960
     5.00% 2/1/24 (FSA)                                 825,000         849,585
                                                                     ----------
                                                                      9,198,141
                                                                     ----------
Single Family Housing Revenue Bonds - 8.40%
   Minnesota Housing Finance Agency
     Single Family Housing Series 1992-B
     6.15% 1/1/26 (AMT)                               2,700,000       2,756,862
   Minnesota Housing Finance Agency
     Single Family Housing Series 1992-C2
     6.15% 7/1/23 (AMT)                               2,740,000       2,800,774
   Minnesota Housing Finance Agency
     Single Family Housing Series 1994-J
     6.95% 7/1/26 (AMT)                               1,320,000       1,358,372
   Minnesota Housing Finance Agency
     Single Family Housing Series F
     6.30% 7/1/25                                       940,000         967,833
   Minnesota Housing Finance Agency
     Single Family Housing Series J
     5.90% 7/1/28 (AMT)                               1,075,000       1,120,634
   Minnesota State Housing Finance Agency
     5.35% 1/1/33 (AMT)                                 165,000         167,203
                                                                     ----------
                                                                      9,171,678
                                                                     ----------

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
State General Obligation Bonds - 3.26%
   Minnesota State Refunding
     5.00% 8/1/21                                     $2,775,00      $2,915,248
**Minnesota State, Inverse Floater
     6.91% 11/1/17                                      570,000         649,960
                                                                   ------------
                                                                      3,565,208
                                                                   ------------
Tax Increment/Special Assessment Bonds - 3.55%
   Becker Tax Increment Series D
     6.25% 8/1/15 (MBIA/AMT)                          3,700,000       3,874,196
                                                                   ------------
                                                                      3,874,196
                                                                   ------------
Territorial Revenue Bonds - 4.33%
   Puerto Rico Electric Power Authority
     Power Revenue Series Z
     5.25% 7/1/21                                     1,500,000       1,568,955
   Puerto Rico Highway & Transportation
     Authority Revenue
     (Highway Improvements)
     Series Y 5.50% 7/1/26                            3,000,000       3,155,490
                                                                   ------------
                                                                      4,724,445
                                                                   ------------
Water & Sewer Revenue Bonds - 4.36%
**Minnesota Public Facilities Authority
     Water Pollution Control Revenue,
     Inverse Floater
     6.65% 3/1/17                                     1,145,000       1,221,933
     6.74% 3/1/18                                     1,360,000       1,451,066
     6.74% 3/1/19                                     2,000,000       2,084,839
                                                                   ------------
                                                                      4,757,838
                                                                   ------------
Total Municipal Bonds
   (cost $157,071,631)                                              165,269,560
                                                                   ------------

Total Market Value of Securities - 151.33%
   (cost $157,071,631)                                              165,269,560
Receivables and Other Assets
   Net of Liabilities - 3.61%                                         3,942,055
Liquidation Value of Preferred Stock - (54.94%)                     (60,000,000)
                                                                   ------------
Net Assets Applicable to 7,252,200 Shares
   Outstanding - 100.00%                                           $109,211,615
                                                                   ============

Net Asset Value Per Common Share
   ($109,211,615 / 7,252,200 Shares)                                     $15.06
                                                                         ------

Statements                        Delaware Investments Minnesota Municipal Income Fund II, Inc.
   OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2003:
Common stock, $0.01 par value, 200 million
     shares authorized to the Fund                                $  99,710,000
Undistributed net investment income                                   3,203,521
Accumulated net realized loss on investments                         (1,899,835)
Net unrealized appreciation of investments                            8,197,929
                                                                  -------------
Total net assets                                                  $ 109,211,615
                                                                  =============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by the Asset Guaranty Insurance Company

See accompanying notes

Statements                     Delaware Investments Minnesota Municipal Income Fund III, Inc.
   OF NET ASSETS (CONTINUED)   March 31, 2003

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 154.59%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 6.44%
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     5.125% 1/1/25 Series A (FGIC)                   $  900,000      $  928,494
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     Series A 5.00% 1/1/30 (AMBAC)                      750,000         763,485
                                                                     ----------
                                                                      1,691,979
                                                                     ----------
Continuing Care/Retirement Revenue Bonds - 11.71%
   Minnesota Agriculture & Economic
     Development Board Revenue
     (Benedictine Health Systems)
     5.75% 2/1/29                                     1,300,000       1,194,076
   St. Paul Housing & Redevelopment
     Authority Revenue
     (Franciscan Health Project)
     5.40% 11/20/42 (GNMA/FHA)                        1,820,000       1,880,224
                                                                     ----------
                                                                      3,074,300
                                                                     ----------
Corporate Backed Revenue Bonds - 6.94%
   Cloquet Pollution Control Revenue
     (Potlatch Corporation Projects)
     5.90% 10/1/26                                    1,000,000         896,540
   Minneapolis Community Development
     Agency Supported Development
     Revenue (Pajor Graphics) Series 1
     (LOC US Bank NA)
     6.75% 12/1/25 (AMT)                                865,000         926,925
                                                                     ----------
                                                                      1,823,465
                                                                     ----------
Escrowed to Maturity Bonds - 12.44%
   University of Minnesota Hospital
     6.75% 12/1/16                                    2,580,000       3,266,383
                                                                     ----------
                                                                      3,266,383
                                                                     ----------
Higher Education Revenue Bonds - 9.17%
   Minnesota Higher Education Facilities
     Authority (St. Mary's College)
     Series 3-Q 6.15% 10/1/23                         1,000,000       1,014,090
   Minnesota Higher Education Facilities
     Authority (St. Thomas University)
     Series 4-A1 5.625% 10/1/21                       1,010,000       1,045,259
   Minnesota Higher Educational Facilities
     Authority (College of St. Benedict)
     Series 3-W 6.375% 3/1/20                           345,000         349,382
                                                                     ----------
                                                                      2,408,731
                                                                     ----------
Hospital Revenue Bonds - 20.16%
   Minneapolis Health Care System
     Revenue (Allina Health System)
     Series A 5.75% 11/15/32                          1,100,000       1,132,263
   Minneapolis Health Care System
     Revenue (Fairview Health Services)
     Series A 5.625% 5/15/32                            500,000         512,435

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Minnesota Agricultural & Economic
     Development Health Care System
     (Fairview Hospital) Series A
     6.375% 11/15/29                                 $2,000,000      $2,136,420
   Rochester Health Care Facilities Revenue
     (Mayo Foundation) Series B
     5.50% 11/15/27                                   1,000,000       1,052,260
   St. Paul Housing & Redevelopment
     Authority Health Care Facilities
     Revenue (Regions Hospital Project)
     5.30% 5/15/28                                      500,000         460,120
                                                                     ----------
                                                                      5,293,498
                                                                     ----------
Investor Owned Utilities Revenue Bonds - 5.82%
   Bass Brook Pollution Control Revenue
     (Minnesota Power & Light Company)
     6.00% 7/1/22                                     1,505,000       1,528,267
                                                                     ----------
                                                                      1,528,267
                                                                     ----------
Miscellaneous Revenue Bonds - 0.99%
   Minneapolis Art Center Facilities Revenue
     (Walker Art Center Project)
     5.125% 7/1/21                                      250,000         260,775
                                                                     ----------
                                                                        260,775
                                                                     ----------
Multifamily Housing Revenue Bonds - 22.89%
   Brooklyn Center Multifamily Housing
     Revenue (Four Courts Apartments
     Project) Series A 7.50% 6/1/25 (AMT)             1,000,000         965,370
   Burnsville Multifamily Housing Mortgage
     Revenue SCA Tax Exempt Trust
     Series A 7.10% 1/1/30 (FSA)                      1,980,000       2,082,187
   Minneapolis Multifamily Housing
     Revenue (Gaar Scott Loft Project)
     5.95% 5/1/30                                     1,000,000       1,072,000
   Minneapolis Multifamily Housing
     Revenue (Olson Townhomes Project)
     6.00% 12/1/19 (AMT)                              1,875,000       1,890,863
                                                                     ----------
                                                                      6,010,420
                                                                     ----------
Municipal Lease Revenue Bonds - 4.00%
   St. Paul Port Authority Lease Revenue
     (Cedar Street Office Building Project)
     5.25% 12/1/27                                    1,000,000       1,049,480
                                                                     ----------
                                                                      1,049,480
                                                                     ----------
Parking Revenue Bonds - 5.82%
   St. Paul Housing & Redevelopment
     Authority Parking Revenue
     (Block 19 Ramp Project)
     Series A 5.35% 8/1/29 (FSA)                      1,450,000       1,528,010
                                                                     ----------
                                                                      1,528,010
                                                                     ----------

Statements                        Delaware Investments Minnesota Municipal Income Fund III, Inc.
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Political Subdivision General Obligation Bonds - 6.39%
   Minneapolis Sports Arena Project
     5.125% 10/1/20                                  $  750,000      $  778,155
   Washington County Housing &
     Redevelopment Authority Series B
     5.50% 2/1/22 (MBIA)                                850,000         900,218
                                                                     ----------
                                                                      1,678,373
                                                                     ----------
*Pre-Refunded Bonds - 14.28%
   Duluth Economic Development Authority
     Health Care Facilities Revenue
     (Duluth Clinic) 6.20%
     11/1/12-04
     (AMBAC)                                            420,000         452,840
   Esko Independent School District #99
     5.75% 4/1/17-05 (FSA)                            2,145,000       2,322,413
   Minnesota Higher Education Facilities
     Authority (College of St. Benedict)
     Series 3-W 6.375% 3/1/20-04                        930,000         974,333
                                                                     ----------
                                                                      3,749,586
                                                                     ----------
Single Family Housing Revenue Bonds - 2.51%
   Minnesota State Housing Finance Agency
     5.35% 1/1/33 (AMT)                                 650,000         658,678
                                                                     ----------
                                                                        658,678
                                                                     ----------
Territorial General Obligation Bonds - 2.88%
   Puerto Rico Commonwealth Public
     Improvement Series A 5.00%                         750,000         757,028
     7/1/27
                                                                     ----------
                                                                        757,028
                                                                     ----------
Territorial Revenue Bonds - 6.36%
   Puerto Rico Highway & Transportation
     Authority Revenue
     (Highway Improvements)
     Series Y 5.50% 7/1/26                            1,000,000       1,051,830
   Puerto Rico Public Buildings Authority
     Revenue Series D 5.25% 7/1/27                      600,000         618,030
                                                                     ----------
                                                                      1,669,860
                                                                     ----------
Water & Sewer Revenue Bonds - 15.79%
   Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     Series B 5.40% 3/1/15                            2,200,000       2,395,844
 **Minnesota Public Facilities Authority
     Water Pollution Control Revenue,
     Inverse Floater 6.74% 3/1/18                     1,640,000       1,749,814
                                                                     ----------
                                                                      4,145,658
                                                                     ----------
Total Municipal Bonds
   (cost $37,837,416)                                                40,594,491
                                                                     ----------

--------------------------------------------------------------------------------

Total Market Value of Securities - 154.59%
   (cost $37,837,416)                                               $40,594,491
Receivables and Other Assets
   Net of Liabilities- 2.53%                                            665,103
Liquidation
Value of Preferred Stock - (57.12%)                                 (15,000,000)
                                                                    -----------
Net Assets Applicable to 1,837,200 Shares
   Outstanding - 100.00%                                            $26,259,594
                                                                    ===========

Net Asset Value Per Common Share
   ($26,259,594 / 1,837,200 Shares)                                      $14.29
                                                                         ------

Components of Net Assets at March 31, 2003:
Common stock, $0.01 par value, 200 million
   shares authorized to the Fund                                    $24,853,904
Undistributed net investment income                                     607,389
Accumulated net realized loss on investments                         (1,958,774)
Net unrealized appreciation of investments                            2,757,075
                                                                    -----------
Total net assets                                                    $26,259,594
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2003 .

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

Statements                      Delaware Investments Arizona Municipal Income Fund, Inc.
   OF NET ASSETS (CONTINUED)    March 31, 2003

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 151.31%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.21%
   Phoenix Civic Improvement Airport
     Revenue Senior Lien Series A
     5.00% 7/1/25 (FSA)                              $1,000,000      $1,021,570
                                                                     ----------
                                                                      1,021,570
                                                                     ----------
Charter School Revenue Bonds - 9.11%
   Maricopa County Industrial Development
     Authority School District Revenue
     6.75% 7/1/29                                     1,000,000         989,550
   Pima County Industrial Development
     Authority (Arizona Charter Schools
     Project II) Series A 6.75% 7/1/31                3,250,000       3,215,160
                                                                     ----------
                                                                      4,204,710
                                                                     ----------
Dedicated Tax & Fees Revenue Bonds - 2.16%
   Arizona Tourism & Sports Authority Tax
     Revenue Multipurpose Stadium
     Facilities Series A 4.75% 7/1/26                 1,000,000         997,840
                                                                     ----------
                                                                        997,840
                                                                     ----------
Escrowed to Maturity Bonds - 10.55%
   Puerto Rico Commonwealth Infrastructure
     Financing Authority Special Series A
     5.50% 10/1/40                                    4,500,000       4,869,135
                                                                     ----------
                                                                      4,869,135
                                                                     ----------
Higher Education Revenue Bonds - 6.91%
   Southern Arizona Capital Facilities
     Finance Corporation
     (University of Arizona Project)
     5.00% 9/1/23 (MBIA)                              1,150,000       1,184,351
   West Campus Housing
     (Arizona State University Project)
     5.50% 7/1/34 (ACA)                               2,000,000       2,006,180
                                                                     ----------
                                                                      3,190,531
                                                                     ----------
Hospital Revenue Bonds - 15.94%
   Maricopa County Industrial Development
     Authority (Catholic Health Care West)
     Series A 6.00% 7/1/21 (MBIA)                     1,100,000       1,125,883
   Maricopa County Industrial Development
     Authority (Mayo Clinic Hospital)
     5.25% 11/15/37                                   2,000,000       2,026,779
   Mohave County Industrial Development
     Authority (Chris/Silver Ridge)
     6.375% 11/1/31 (GNMA)                              750,000         797,303
   Scottsdale Industrial Development
     Authority Hospital Revenue
     (Scottsdale Healthcare)
     5.80% 12/1/31                                    1,000,000       1,021,200
   Show Low Industrial Development
     Authority Hospital Revenue
     (Navapache Regional Medical Center)
     Series A 5.50% 12/1/17 (ACA)                     1,600,000       1,672,880
   University of Arizona Medical Center
     6.25% 7/1/16 (MBIA)                                700,000         716,681
                                                                     ----------
                                                                      7,360,726
                                                                     ----------

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - (continued)
--------------------------------------------------------------------------------
Miscellaneous Revenue Bonds - 8.02%
   Arizona School Facilities Board Revenue
     5.00% 7/1/19                                    $2,000,000      $2,109,740
   Arizona Student Loan Acquisition
     Authority Revenue 5.90% 5/1/24                   1,500,000       1,591,920
                                                                     ----------
                                                                      3,701,660
                                                                     ----------
Multifamily Housing Revenue Bonds - 12.91%
   Maricopa County Industrial Development
     Authority Multifamily Housing
     Revenue (Avalon Apartments Project)
     Series A 6.35% 4/1/30 (RADIAN)                   1,610,000       1,738,687
   Maricopa County Industrial Development
     Authority Multifamily Housing Revenue
     (Pines at Camelback Apartments
     Project) Series A 5.45% 5/1/28
     (RADIAN)                                         1,250,000       1,292,113
   Peoria Industrial Development Authority
     Multifamily Housing Revenue
     (Casa Del Rio) 7.30% 2/20/28
     (GNMA)                                           1,230,000       1,307,084
   Phoenix Industrial Development
     Authority Multifamily Housing
     Revenue (Chris Ridge)
     Series B 6.80% 11/1/25 (FHA)                        40,362          40,000
   Yavapai County Industrial Development
     Authority Residential Care Facilities
     (Margaret T. Morris Center)
     Series A 5.40% 2/20/38 (GNMA)                    1,575,000       1,582,765
                                                                     ----------
                                                                      5,960,649
                                                                     ----------
Municipal Lease Revenue Bonds - 10.29%
   Oro Valley Municipal Property
     Corporation Excise Tax Revenue
     5.00% 7/1/20 (FGIC)                              1,450,000       1,519,368
   Phoenix Civic Improvement Corporation
     Excise Tax Revenue 5.25% 7/1/24                  1,000,000       1,040,550
   Tucson Certificates of Participation
     5.60% 7/1/11                                     1,100,000       1,171,181
   Yuma Municipal Property Corporation
     5.00% 7/1/25 (AMBAC)                             1,000,000       1,017,260
                                                                     ----------
                                                                      4,748,359
                                                                     ----------
Political Subdivision General Obligation Bonds - 3.70%
   Eagle Mountain Community Facilities
     District Series A 6.40% 7/1/17                   1,500,000       1,709,445
                                                                     ----------
                                                                      1,709,445
                                                                     ----------
*Pre-Refunded Bonds - 14.08%
   Arizona State Transportation Board
     Highway 5.75% 7/1/18-09                          2,350,000       2,738,996
   Maricopa County Stadium District
     5.50% 7/1/13-03 (MBIA)                           2,400,000       2,474,448
   Tucson Street & Highway
     5.50% 7/1/12-03 (MBIA)                           1,250,000       1,286,900
                                                                     ----------
                                                                      6,500,344
                                                                     ----------

Statements                        Delaware Investments Arizona Municipal Income Fund, Inc.
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds - 2.21%
   Salt River Project Arizona Agricultural
     Improvement & Power District
     Electric System Revenue
     (Salt River Project) Series A
     5.00% 1/1/31                                   $ 1,000,000     $ 1,021,210
                                                                    -----------
                                                                      1,021,210
                                                                    -----------
School District General Obligation Bonds - 9.66%
   Maricopa County School District #6
     (Washington Elementary)
     5.375% 7/1/13 (FSA)                              3,000,000       3,433,500
   Maricopa County School District #97
     (Deer Valley School Improvement
     Project) Series B 4.00% 7/1/13                   1,000,000       1,024,850
     (MBIA)
                                                                    -----------
                                                                      4,458,350
                                                                    -----------
Single Family Housing Revenue Bonds - 12.04%
   Phoenix Industrial Development
     Authority Single Family Mortgage
     5.30% 4/1/20 (GNMA/FNMA/FHLMC)                   1,825,000       1,882,834
     5.35% 6/1/20 (GNMA/FNMA/FHLMC)                   2,755,000       2,828,063
   Pima County Industrial Development
     Authority Single Family Mortgage
     Revenue Series A 6.125% 11/1/33
     (GNMA/FNMA/FHLMC/AMT)                              790,000         845,553
                                                                    -----------
                                                                      5,556,450
                                                                    -----------
Territorial General Obligation Bonds - 1.65%
   Puerto Rico Commonwealth Refunding
     Public Improvement Series A
     5.125% 7/1/31                                      750,000         759,608
                                                                    -----------
                                                                        759,608
                                                                    -----------
Territorial Revenue Bonds - 22.93%
   Puerto Rico Commonwealth Highway &
     Transportation Authority
     Transportation Revenue Series D
     5.00% 7/1/32 (FSA)                               9,000,000       9,251,009
   Virgin Islands Public Finance Authority
     Revenue Series A
     6.125% 10/1/29 (ACA)                             1,250,000       1,337,925
                                                                    -----------
                                                                     10,588,934
                                                                    -----------
Water & Sewer Revenue Bonds - 6.94%
   Arizona Water Infrastructure Finance
     Authority Revenue Water Quality
     Series A 5.05% 10/1/20                           1,500,000       1,579,290
   Phoenix Civic Improvement Corporation
     Wastewater Systems Revenue
     5.00% 7/1/24 (FGIC)                              1,590,000       1,623,835
                                                                    -----------
                                                                      3,203,125
                                                                    -----------
Total Municipal Bonds
   (cost $66,028,686)                                                69,852,646
                                                                    -----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 151.31%
   (cost $66,028,686)                                               $69,852,646
Receivables and Other Assets
     Net of Liabilities - 2.84%                                       1,314,106
Liquidation Value of Preferred Stock - (54.15%)                     (25,000,000)
                                                                    -----------
Net Assets Applicable to 2,982,200 Common
   Shares ($0.01 Par Value) Outstanding - 100.00%                   $46,166,752
                                                                    ===========

Net Asset Value Per Common Share
   ($46,166,752 / 2,982,200)                                             $15.48
                                                                         ------

Components of Net Assets at March 31, 2003:
Common stock, $0.01 par value, 200 million shares
   authorized to the Fund                                           $40,838,893
Undistributed net investment income                                   1,157,606
Accumulated net realized gain on investments                            346,293
Net unrealized appreciation of investments                            3,823,960
                                                                    -----------
Total net assets                                                    $46,166,752
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by the Asset Guaranty Insurance Company

See accompanying notes

Statements                     Delaware Investments Florida Insured Municipal Income Fund
   OF NET ASSETS (CONTINUED)   March 31, 2003

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 148.42%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 6.87%
   Dade County Aviation Series 96B
     5.60% 10/1/26 (MBIA)                           $ 1,000,000     $ 1,061,610
   Hillsborough County Aviation Authority
     (Tampa International Airport)
     Series B 5.60% 10/1/19 (FGIC)                    1,600,000       1,662,912
                                                                    -----------
                                                                      2,724,522
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 22.75%
   Florida Department of Transportation
     5.00% 7/1/31 (FGIC)                              1,400,000       1,429,750
   Jacksonville Sales Tax Revenue
     5.00% 10/1/30 (MBIA)                             1,000,000       1,024,220
   Jacksonville Transportation Revenue
     5.25% 10/1/29 (MBIA)                             2,000,000       2,084,180
   Miami Beach Resort Tax
     5.50% 10/1/16 (AMBAC)                            1,000,000       1,116,120
   Orange County Public Service Tax
     6.00% 10/1/24 (FGIC)                             3,000,000       3,365,610
                                                                    -----------
                                                                      9,019,880
                                                                    -----------
Higher Education Revenue Bonds - 7.67%
   Florida Agriculture & Mechanical
     University (Student Apartment Facility)
     5.625% 7/1/21 (MBIA)                             1,250,000       1,378,388
   Volusia County Educational Facilities
     Authority (Stetson University Project)
     Series A 5.50% 6/1/17 (MBIA)                     1,500,000       1,663,425
                                                                    -----------
                                                                      3,041,813
                                                                    -----------
Hospital Revenue Bonds - 28.16%
   Escambia County Health Facilities
     Authority (Florida Health Care
     Facilities - VHA Program)
     5.95% 7/1/20 (AMBAC)                             3,075,000       3,377,825
   Lee County Memorial Health System
     Hospital Revenue 5.00% 4/1/20                    1,000,000       1,044,570
   Orange County Health Facilities Authority
     (Adventist Health Center)
     5.75% 11/15/25 (AMBAC)                           1,500,000       1,641,330
   Orange County Health Facilities
     Authority (Orlando Regional Health)
     Series A 6.25% 10/1/18 (MBIA)                    2,000,000       2,441,780
   Venice Health Care
     (Bon Secours Health System)
     5.60% 8/15/16 (MBIA)                             2,405,000       2,665,029
                                                                    -----------
                                                                     11,170,534
                                                                    -----------
Multifamily Housing Revenue Bonds - 23.16%
   Broward County Housing Finance
     Authority (St. Croix Apartment Project)
     Series A 5.45% 11/1/36 (FSA)                     1,000,000       1,026,000
   Florida Housing Finance Agency
     (Homeowner Mortgage) Series 2
     5.90% 7/1/29 (MBIA/AMT)                          1,145,000       1,200,510

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
   Florida Housing Finance Agency
     (Woodbridge Apartments) Series L
     6.05% 12/1/16 (AMBAC)                           $1,120,000      $1,185,688
     6.25% 6/1/36 (AMBAC/AMT)                         1,500,000       1,579,875
   Florida State Housing Finance Agency
     (Leigh Meadows Apartments
     Section 8) Series N 6.30% 9/1/36
     (AMBAC/AMT)                                      2,510,000       2,641,524
   Volusia County Housing Finance Authority
     (San Marco Apartments) Series A
     5.60% 1/1/44 (FSA/AMT)                           1,500,000       1,550,940
                                                                     ----------
                                                                      9,184,537
                                                                     ----------
Municipal Lease Revenue Bonds - 23.34%
   Broward School Board Certificates
     of Participation Series A
     5.25% 7/1/24 (FSA)                               1,000,000       1,046,530
   Escambia County School Board
     Certificates of Participation
     Series 2
     5.50% 2/1/22 (MBIA)                              5,000,000       5,400,850
   Orange County School Board Certificates
     of Participation 5.00% 8/1/27                    1,250,000       1,276,000
     (MBIA)
   Palm Beach County Florida School Board
     Certificates of Participation Series D
     5.00% 8/1/28 (FSA)                               1,500,000       1,530,060
                                                                     ----------
                                                                      9,253,440
                                                                     ----------
Ports & Harbors Revenue Bonds - 2.58%
   Florida Ports Financing Commission
     State Transportation Trust Fund
     5.375% 6/1/27 (MBIA/AMT)                         1,000,000       1,023,020
                                                                     ----------
                                                                      1,023,020
                                                                     ----------
*Pre-Refunded Bonds - 22.36%
   Dade County School Board Certificates
     of Participation Series B
     5.60% 8/1/17-06 (AMBAC)                          1,000,000       1,133,720
   Reedy Creek Improvement District
     (Sports Complex) Series A
     5.75% 6/1/13-05 (MBIA)                           2,300,000       2,514,544
   Sunrise Utility System Series A
     5.75% 10/1/26-06 (AMBAC)                         2,500,000       2,859,275
   Tampa Utility Tax 6.125% 10/1/19-09
     (AMBAC)                                          1,000,000       1,200,270
   Village Center Community Development
     District Recreational Revenue Series A
     5.85% 11/1/16-06 (MBIA)                          1,000,000       1,158,060
                                                                     ----------
                                                                      8,865,869
                                                                     ----------
State General Obligation Bonds - 5.77%
   Florida State Board of Education
     (Capital Outlay Public Education)
     Series C 6.00% 6/1/21 (FGIC)                     2,000,000       2,286,080
                                                                     ----------
                                                                      2,286,080
                                                                     ----------

Statements                        Delaware Investments Florida Insured Municipal Income Fund
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 5.76%
   Dade County Water & Sewer System
     5.50% 10/1/25 (FGIC)                            $1,100,000      $1,166,638
   Indian River County Water &
     Sewer System 5.50% 9/1/16 (FGIC)                 1,000,000       1,115,550
                                                                     ----------
                                                                      2,282,188
                                                                     ----------
Total Municipal Bonds
   (cost $53,592,991)                                                58,851,883
                                                                     ----------

Total Market Value of Securities - 148.42%
   (cost $53,592,991)                                                58,851,883
Receivables and Other Assets
   Net of Liabilities - 2.02%                                           799,142
Liquidation Value of Preferred Stock - (50.44%)                     (20,000,000)
                                                                    -----------
Net Assets Applicable to 2,422,200 Shares
   Outstanding - 100.00%                                            $39,651,025
                                                                    ===========

Net Asset Value Per Common Share
  ($39,651,025 / 2,422,200 Shares)                                       $16.37
                                                                         ------

Components of Net Assets at March 31, 2003:
Common stock, $0.01 par value, unlimited
   shares authorized to the Fund                                    $33,361,389
Undistributed net investment income                                     960,590
Accumulated net realized gain on investments                             70,154
Net unrealized appreciation of investments                            5,258,892
                                                                    -----------
Total net assets                                                    $39,651,025
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

Statements                    Delaware Investments Colorado Insured Municipal Income Fund, Inc.
   OF NET ASSETS (CONTINUED)  March 31, 2003

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 150.08%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 12.41%
   Denver City & County Airport
     5.25% 11/15/23 (MBIA)                          $ 9,250,000     $ 9,550,810
                                                                    -----------
                                                                      9,550,810
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 3.46%
   Colorado Health Facilities Authority
     (Porter Place) 6.00% 1/20/36
     (GNMA)                                           2,515,000       2,663,611
                                                                    -----------
                                                                      2,663,611
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 11.16%
   Broomfield County Sales & Use Tax
     Revenue Refunding & Improvement
     Series A 5.00% 12/1/31 (AMBAC)                     750,000         764,063
   Denver City & County Excise Tax Revenue
     (Colorado Convention Center Project)
     Series A 5.00% 9/1/20 (FSA)                      6,500,000       6,773,520
   Golden Sales & Use Tax Revenue
     Improvement Series B 5.10% 12/1/20
     (AMBAC)                                          1,000,000       1,053,100
                                                                    -----------
                                                                      8,590,683
                                                                    -----------
Higher Education Revenue Bonds - 33.78%
   Adams State College (Board Of Trustees)
     5.75% 5/15/19 (MBIA)                             1,000,000       1,052,540
   Boulder County Development Revenue
     (Atmospheric Research)
     5.00% 9/1/26 (MBIA)                              4,500,000       4,588,065
   Colorado Educational & Cultural
     Facilities Authority Revenue
     (Johnson & Wales University Project)
     Series A 5.00% 4/1/28                            4,000,000       4,049,000
   Colorado Educational & Cultural Facilities
     Authority Revenue (University of
     Colorado Foundation Project)
     5.00% 7/1/27 (AMBAC)                             4,000,000       4,082,280
   Colorado Educational & Cultural
     Facilities Authority Revenue
     (University of Denver Project)
     5.50% 3/1/21 (AMBAC)                             3,200,000       3,454,112
   Colorado Educational & Cultural
     Facilities Authority Revenue
     (University of Northern Colorado)
     5.00% 7/1/31 (MBIA)                              3,500,000       3,557,715
   Colorado Springs Revenue
     (Colorado College)
     5.375% 6/1/32 (MBIA)                             5,000,000       5,225,650
                                                                    -----------
                                                                     26,009,362
                                                                    -----------

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 6.67%
   Colorado Health Facilities Authority
     (Boulder Community Hospital Project)
     Series B 5.875% 10/1/23 (MBIA)                 $ 1,925,000     $ 2,061,309
   Colorado Health Facilities Authority
     (North Colorado Medical Center)
     5.95% 5/15/12 (MBIA)                             2,000,000       2,048,940
     6.00% 5/15/20 (MBIA)                             1,000,000       1,024,560
                                                                    -----------
                                                                      5,134,809
                                                                    -----------
Multifamily Housing Revenue Bonds - 7.72%
   Burlingame Multifamily Housing Revenue
     Series A 6.00% 11/1/29 (MBIA)                    2,290,000       2,435,186
   Mountain Glen Housing Corporation
     Multifamily Housing Revenue
     6.70% 7/20/20 (GNMA/FHA)                         1,280,000       1,465,754
   Snowmass Village Multifamily Housing
     Revenue Refunding
     (Essential Function Housing)
     6.25% 12/15/16 (FSA)                             2,000,000       2,042,720
                                                                    -----------
                                                                      5,943,660
                                                                    -----------
Municipal Lease Revenue Bonds - 24.00%
   Arapahoe County Certificates of
     Participation Refunding
     5.25% 12/1/16 (FSA)                              1,585,000       1,771,095
   Arapahoe County Library District
     Certificates of Participation
     5.70% 12/15/10 (MBIA)                            2,000,000       2,266,940
   Aurora Certificates of Participation
     5.50% 12/1/30 (AMBAC)                            2,000,000       2,117,040
   Aurora Educational Development
     6.00% 10/15/15 (Connie Lee)                      1,500,000       1,611,450
   Broomfield Certificates of Participation
     5.75% 12/1/24 (AMBAC)                            1,500,000       1,649,520
   Denver City & County Certificates of
     Participation Series B 5.50% 12/1/25
     (AMBAC)                                          2,000,000       2,133,960
   Eagle County Certificates of Participation
     5.40% 12/1/18 (MBIA)                             1,000,000       1,094,500
   Garfield County Certificates of
     Participation 5.00% 12/1/24 (AMBAC)              1,000,000       1,025,030
   Lakewood Certificates of Participation
     5.375% 12/1/22 (AMBAC)                           2,000,000       2,119,600
   Westminster Building Authority
     Certificates of Participation
     5.25% 12/1/22 (MBIA)                             1,555,000       1,638,410
   Westminster Certificates of Participation
     5.40% 1/15/23 (AMBAC)                            1,000,000       1,051,900
                                                                    -----------
                                                                     18,479,445
                                                                    -----------

Statements                       Delaware Investments Colorado Insured Municipal Income Fund, Inc.
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Parking Revenue Bonds - 3.41%
   Auraria Higher Education Center Parking
     Facilities System Revenue
     5.50% 4/1/26 (MBIA)                            $ 2,485,000     $ 2,627,465
                                                                    -----------
                                                                      2,627,465
                                                                    -----------
Political Subdivision General Obligation Bonds - 10.00%
   Arapahoe County Water & Wastewater
     Public Improvement District
     Series A 5.125% 12/1/32 (MBIA)                   1,000,000       1,031,630
   GVR Metropolitan District
     5.75% 12/1/19 (AMBAC)                            1,000,000       1,132,760
   Mountain Village Metropolitan District
     San Miguel County
     5.00% 12/1/32 (MBIA)                             1,285,000       1,307,063
   Pueblo County 5.80% 6/1/11 (MBIA)                  1,405,000       1,550,684
   Pueblo County (Library District)
     5.80% 11/1/19 (AMBAC)                            1,395,000       1,587,692
   Stonegate Village Metropolitan District
     Refunding & Improvement Series A
     5.50% 12/1/21 (FSA)                              1,000,000       1,088,920
                                                                    -----------
                                                                      7,698,749
                                                                    -----------
School District General Obligation Bonds - 17.97%
   Adams & Arapahoe Counties School
     District #28J 5.00% 12/1/22 (FSA)                2,500,000       2,597,300
   Archuleta & Hinsdale Counties School
     District #50JT 5.55% 12/1/20 (MBIA)              4,000,000       4,397,480
   Douglas County School District #Re-1
     (Douglas & Elbert Counties)
     5.00% 12/15/21 (MBIA)                            1,000,000       1,041,840
   El Paso County School District #20
     5.625% 12/15/16 (MBIA)                           1,000,000       1,114,410
     5.625% 12/15/16 (AMBAC)                          2,800,000       3,120,348
   Weld County School District #006
     (Greeley) 5.00% 12/1/21 (FSA)                    1,500,000       1,561,440
                                                                    -----------
                                                                     13,832,818
                                                                    -----------
Turnpike/Toll Road Revenue Bonds - 13.41%
   E-470 Public Highway Authority
     5.75% 9/1/29 (MBIA)                              3,000,000       3,292,230
     5.75% 9/1/35 (MBIA)                              1,700,000       1,861,296
   Northwest Parkway Public Highway
     Authority Series A
     5.25% 6/15/41 (FSA)                              5,000,000       5,169,300
                                                                    -----------
                                                                     10,322,826
                                                                    -----------

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 6.09%
   Colorado Water Resources & Power
     Development Authority Small Water
     Resources Revenue 5.80% 11/1/20
     (FGIC)                                          $2,000,000    $  2,266,540
   Ute Utility Water Conservancy District
     Water Revenue 5.75% 6/15/20 (MBIA)               2,155,000       2,425,453
                                                                   ------------
                                                                      4,691,993
                                                                   ------------
Total Municipal Bonds
   (cost $108,297,510)                                              115,546,231
                                                                   ------------

Total Market Value of Securities - 150.08%
   (cost $108,297,510)                                              115,546,231
Receivables and Other Assets
   Net of Liabilities -  1.87%                                        1,442,123
Liquidation Value of Preferred Stock - (51.95%)                     (40,000,000)
                                                                   ------------
Net Assets Applicable to 4,837,100 Shares
   Outstanding - 100.00%                                            $76,988,354
                                                                    ===========

Net Asset Value Per Common Share
   ($76,988,354 / 4,837,100 Shares)                                      $15.92
                                                                         ------

Components of Net Assets at March 31, 2003:
Common stock, $0.01 par value, 200 million
   shares authorized to  the Fund                                   $67,238,110
Undistributed net investment income                                   1,971,928
Accumulated net realized gain on investments                            529,595
Net unrealized appreciation of investments                            7,248,721
                                                                    -----------
Total net assets                                                    $76,988,354
                                                                    ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

Statements                  Delaware Investments Closed-End Municipal Bond Funds
   OF OPERATIONS            Year Ended March 31, 2003

                                                                                      Delaware         Delaware          Delaware
                                                                                     Investments      Investments       Investments
                                                                                      Minnesota        Minnesota         Minnesota
                                                                                      Municipal        Municipal         Municipal
                                                                                       Income           Income            Income
                                                                                     Fund, Inc.      Fund II, Inc.    Fund III, Inc.
Investment Income:
   Interest                                                                          $3,381,319       $ 9,394,584       $2,328,310
                                                                                     ----------       -----------       ----------

Expenses:
   Management fees                                                                      237,971           668,498          162,198
   Accounting and administration expenses                                                85,000            85,000           60,500
   Remarketing Agent fees                                                                50,000           150,000           37,500
   Professional fees                                                                     24,804            35,400           20,436
   Transfer agent fees and expenses                                                      37,541            55,822           17,300
   Reports and statements to shareholders                                                19,418            38,331           10,573
   Directors'/Trustees' Fees                                                              8,583            10,650            7,490
   Rating Agency fees                                                                     6,967            15,967           14,226
   Custodian fees                                                                         2,769             3,954            1,557
   Other                                                                                 10,063            47,900            7,882
                                                                                     ----------       -----------       ----------
                                                                                        483,116         1,111,522          339,662
   Less expenses paid indirectly                                                         (4,196)           (7,663)          (2,430)
                                                                                     ----------       -----------       ----------
   Total expenses                                                                       478,920         1,103,859          337,232
                                                                                     ----------       -----------       ----------

Net Investment Income                                                                 2,902,399         8,290,725        1,991,078
                                                                                     ----------       -----------       ----------

Net Realized and Unrealized Gain on Investments:
   Net realized gain on investments                                                     995,361           994,489          326,287
   Net change in unrealized appreciation/depreciation of investments                    973,094         3,980,122        1,367,753
                                                                                     ----------       -----------       ----------
Net Realized and Unrealized Gain on Investments                                       1,968,455         4,974,611        1,694,040
                                                                                     ----------       -----------       ----------

Dividends on Preferred Stock                                                           (266,220)         (809,316)        (206,640)
                                                                                     ----------       -----------       ----------
Net Increase in Net Assets Resulting from Operations                                 $4,604,634       $12,456,020       $3,478,478
                                                                                     ==========       ===========       ==========


See accompanying notes

Statements                  Delaware Investments Closed-End Municipal Bond Funds
   OF OPERATIONS (CONTINUED)

                                                                                      Delaware        Delaware         Delaware
                                                                                     Investments    Investments       Investments
                                                                                       Arizona     Florida Insured  Colorado Insured
                                                                                      Municipal       Municipal         Municipal
                                                                                       Income          Income            Income
                                                                                     Fund, Inc.         Fund           Fund, Inc.
Investment Income:
   Interest                                                                          $3,713,899       $3,079,472        $ 5,963,738
                                                                                     ----------       ----------        -----------

Expenses:
   Management fees                                                                      283,015          234,237            462,785
   Accounting and administration expenses                                                85,000           85,000             85,000
   Remarketing Agent fees                                                                62,500           50,000            100,000
   Professional fees                                                                     27,663           18,589             40,251
   Transfer agent fees and expenses                                                      24,300           28,378             28,035
   Reports and statements to shareholders                                                16,978            9,255             24,564
   Directors'/Trustees' Fees                                                              8,100            7,769              9,879
   Rating Agency fees                                                                    14,200           12,727             21,200
   Custodian fees                                                                         2,686            1,928              3,143
   Other                                                                                 11,346            9,826             27,161
                                                                                     ----------       ----------        -----------
                                                                                        535,788          457,709            802,018
   Less expenses paid indirectly                                                         (4,384)          (3,333)            (5,588)
                                                                                     ----------       ----------        -----------
   Total expenses                                                                       531,404          454,376            796,430
                                                                                     ----------       ----------        -----------

Net Investment Income                                                                 3,182,495        2,625,096          5,167,308
                                                                                     ----------       ----------        -----------

Net Realized and Unrealized Gain on Investments:
   Net realized gain on investments                                                     541,098          384,200            770,424
   Net change in unrealized appreciation/depreciation of investments                  2,392,047        2,487,451          5,600,747
                                                                                     ----------       ----------        -----------
Net Realized and Unrealized Gain on Investments                                       2,933,145        2,871,651          6,371,171
                                                                                     ----------       ----------        -----------

Dividends on Preferred Stock                                                           (359,145)        (264,652)          (587,820)
                                                                                     ----------       ----------        -----------
Net Increase in Net Assets Resulting from Operations                                 $5,756,495       $5,232,095        $10,950,659
                                                                                     ==========       ==========        ===========


See accompanying notes

Statements                  Delaware Investments Closed-End Municipal Bond Funds
   OF CHANGES IN NET ASSETS

                                                                                    Delaware                     Delaware
                                                                             Investments Minnesota        Investments Minnesota
                                                                               Municipal Income             Municipal Income
                                                                                   Fund, Inc.                   Fund II, Inc.

                                                                                   Year Ended                   Year Ended
                                                                           3/31/03        3/31/02        3/31/03          3/31/02
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                $ 2,902,399     $ 3,091,152   $  8,290,725     $  8,432,490
   Net realized gain (loss) on investments                                  995,361         153,748        994,489          (25,896)
   Net change in unrealized appreciation/depreciation of                    973,094        (994,508)     3,980,122       (2,210,780)
   investments
   Dividends on preferred stock                                            (266,220)       (460,732)      (809,316)      (1,319,544)
                                                                        -----------     -----------   ------------     ------------
   Net increase in net assets resulting from operations                   4,604,634       1,789,660     12,456,020        4,876,270
                                                                        -----------     -----------   ------------     ------------

Dividends and Distributions to Common Shareholders from:
   Net investment income                                                 (2,309,357)     (2,179,548)    (6,817,138)      (6,078,250)
   Net realized gain on investments                                        (168,655)             --             --               --
                                                                        -----------     -----------   ------------     ------------
                                                                         (2,478,012)     (2,179,548)    (6,817,138)      (6,078,250)
                                                                        -----------     -----------   ------------     ------------

Net Increase (Decrease) in Net Assets                                     2,126,622        (389,888)     5,638,882       (1,201,980)

Net Assets:
   Beginning of period                                                   37,995,774      38,385,662    103,572,733      104,774,713
                                                                        -----------     -----------   ------------     ------------
   End of period                                                        $40,122,396     $37,995,774   $109,211,615     $103,572,733
                                                                        ===========     ===========   ============     ============


                                                                                  Delaware                       Delaware
                                                                            Investments Minnesota            Investments Arizona
                                                                              Municipal Income                Municipal Income
                                                                               Fund III, Inc.                   Fund, Inc.

                                                                                 Year Ended                     Year Ended
                                                                          3/31/03         3/31/02        3/31/03          3/31/02

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                $ 1,991,078     $ 1,954,133    $ 3,182,495     $  3,320,799
   Net realized gain on investments                                         326,287         111,215        541,098          959,815
   Net change in unrealized appreciation/depreciation of                  1,367,753        (675,896)     2,392,047       (1,708,209)
   investments
   Dividends on preferred stock                                            (206,640)       (336,918)      (359,145)        (641,330)
                                                                        -----------     -----------    -----------     ------------
   Net increase in net assets resulting from operations                   3,478,478       1,052,534      5,756,495        1,931,075
                                                                        -----------     -----------    -----------     ------------

Dividends and Distributions to Common Shareholders from:
   Net investment income                                                 (1,524,928)     (1,405,458)    (2,803,315)      (2,436,085)
   Net realized gain on investments                                              --              --       (489,081)        (429,437)
                                                                        -----------     -----------    -----------     ------------
                                                                         (1,524,928)     (1,405,458)    (3,292,396)      (2,865,522)
                                                                        -----------     -----------    -----------     ------------

Net Increase (Decrease) in Net Assets                                     1,953,550       (352,924)      2,464,099         (934,447)

Net Assets:
   Beginning of period                                                   24,306,044      24,658,968     43,702,653       44,637,100
                                                                        -----------     -----------    -----------     ------------
   End of period                                                        $26,259,594     $24,306,044    $46,166,752      $43,702,653
                                                                        ===========     ===========    ===========      ===========


See accompanying notes

Statements                  Delaware Investments Closed-End Municipal Bond Funds
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                  Delaware                        Delaware
                                                                             Investments Florida            Investments Colorado
                                                                              Insured Municipal               Insured Municipal
                                                                                 Income Fund                  Income Fund, Inc.

                                                                                 Year Ended                      Year Ended
                                                                          3/31/03         3/31/02        3/31/03          3/31/02
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                $ 2,625,096    $  2,594,441    $ 5,167,308      $ 5,291,994
   Net realized gain on investments                                         384,200          60,786        770,424        1,111,597
   Net change in unrealized appreciation/depreciation of                  2,487,451        (874,028)     5,600,747       (3,041,776)
   investments
   Dividends on preferred stock                                            (264,652)       (434,638)      (587,820)      (1,080,868)
                                                                        -----------     -----------    -----------      -----------
   Net increase in net assets resulting from operations                   5,232,095       1,346,561     10,950,659        2,280,947
                                                                        -----------     -----------    -----------      -----------

Dividends and Distributions to Common Shareholders from:
   Net investment income                                                 (2,276,965)     (1,950,174)    (4,546,921)      (3,954,329)
   Net realized gain on investments                                              --              --       (920,984)        (638,497)
                                                                        -----------     -----------    -----------      -----------
                                                                         (2,276,965)     (1,950,174)    (5,467,905)      (4,592,826)
                                                                        -----------     -----------    -----------      -----------

Net Increase (Decrease) in Net Assets                                     2,955,130        (603,613)     5,482,754       (2,311,879)

Net Assets:
   Beginning of period                                                   36,695,895      37,299,508     71,505,600       73,817,479
                                                                        -----------     -----------    -----------      -----------
   End of period                                                        $39,651,025     $36,695,895    $76,988,354      $71,505,600
                                                                        ===========     ===========    ===========      ===========


See accompanying notes

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Investments Minnesota Municipal Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                          3/31/03   3/31/02(1)    3/31/01     3/31/00       3/31/99
Net asset value, beginning of period                                      $14.640     $14.790     $14.060     $15.380       $15.380
Income (loss) from investment operations:
Net investment income                                                       1.119       1.191       1.155       1.180         1.188
Net realized and unrealized gain (loss) on investments                      0.758      (0.323)      0.732      (1.256)        0.004
Dividends on preferred stock from:
   Net investment income                                                   (0.094)     (0.178)     (0.317)     (0.272)       (0.262)
   Net realized gain on investments                                        (0.008)         --          --      (0.014)           --
                                                                          -------     -------     -------     -------       -------
Total dividends on preferred stock                                         (0.102)     (0.178)     (0.317)     (0.286)       (0.262)
                                                                          -------     -------     -------     -------       -------
Total from investment operations                                            1.775       0.690       1.570      (0.362)        0.930
                                                                          -------     -------     -------     -------       -------
Less dividends and distributions to common shareholders from:
Net investment income                                                      (0.890)     (0.840)     (0.840)     (0.907)       (0.930)
Net realized gain on investments                                           (0.065)         --          --      (0.051)           --
                                                                          -------     -------     -------     -------       -------
Total dividends and distributions                                          (0.955)     (0.840)     (0.840)     (0.958)       (0.930)
                                                                          -------     -------     -------     -------       -------

Net asset value, end of period                                            $15.460     $14.640     $14.790     $14.060       $15.380
                                                                          =======     =======     =======     =======       =======

Market value, end of period                                               $16.000     $14.450     $14.300     $13.563       $16.500
                                                                          =======     =======     =======     =======       =======
Total investment return based on:(2)
Market value                                                               17.74%       7.00%      12.09%    (12.39%)        11.29%
Net asset value                                                            12.29%       4.81%      11.83%     (2.56%)         5.88%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)       $40,122     $37,996     $33,386     $36,488       $39,919
Ratio of expenses to average net assets applicable
   to common shares(3)                                                      1.21%       1.13%       1.23%       1.36%         1.21%
Ratio of net investment income to average net assets applicable
   to common shares(3)                                                      7.35%       8.00%       8.22%       8.05%         7.68%
Ratio of net investment income to average net assets applicable
   to common shares net of dividends to preferred shares(4)                 6.68%       6.84%       6.00%       6.17%         5.99%
Portfolio turnover                                                            38%         15%          6%         12%           15%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)                       $20,000     $20,000     $20,000     $20,000       $20,000
Net asset coverage per share of preferred shares, end of period          $150,306    $144,989    $145,964    $141,221      $149,797
Liquidation value per share of preferred shares(5)                        $50,000     $50,000     $50,000     $50,000       $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.006, a decrease in net realized and unrealized gain (loss) per share of $0.006, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Investments Minnesota Municipal Income Fund II, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                          3/31/03   3/31/02(1)    3/31/01     3/31/00       3/31/99
Net asset value, beginning of period                                      $14.280     $14.450     $13.590     $14.950       $14.800
Income (loss) from investment operations:
Net investment income                                                       1.143       1.163       1.168       1.176         1.154
Net realized and unrealized gain (loss) on investments                      0.689      (0.313)      0.850      (1.411)        0.099
Dividends on preferred stock from:
   Net investment income                                                   (0.112)     (0.182)     (0.340)     (0.307)       (0.285)
                                                                          -------     -------     -------     -------       -------
Total dividends on preferred stock                                         (0.112)     (0.182)     (0.340)     (0.307)       (0.285)
                                                                          -------     -------     -------     -------       -------
Total from investment operations                                            1.720       0.668       1.678      (0.542)        0.968
                                                                          -------     -------     -------     -------       -------
Less dividends to common shareholders from:
Net investment income                                                      (0.940)     (0.838)     (0.818)     (0.818)       (0.818)
                                                                          -------     -------     -------     -------       -------
Total dividends                                                            (0.940)     (0.838)     (0.818)     (0.818)       (0.818)
                                                                          -------     -------     -------     -------       -------

Net asset value, end of period                                            $15.060     $14.280     $14.450     $13.590       $14.950
                                                                          =======     =======     =======     =======       =======

Market value, end of period                                               $15.300     $14.050     $14.080     $12.438       $15.060
                                                                          =======     =======     =======     =======       =======
Total investment return based on:(2)
Market value                                                               15.84%       5.75%      20.37%    (12.28%)        14.73%
Net asset value                                                            12.19%       4.73%      13.06%     (3.43%)         6.76%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)      $109,212    $103,573    $104,775    $ 98,574      $108,456
Ratio of expenses to average net assets applicable
   to common shares(3)                                                      1.03%       1.06%       1.01%       0.99%         1.00%
Ratio of net investment income to average net assets applicable
   to common shares(3)                                                      7.74%       8.03%       8.42%       8.44%         7.70%
Ratio of net investment income to average net assets applicable
   to common shares net of dividends to preferred shares(4)                 6.99%       6.79%       5.96%       6.24%         5.80%
Portfolio turnover                                                            22%          7%          3%          4%           15%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)                       $60,000     $60,000     $60,000     $60,000       $60,000
Net asset coverage per share of preferred shares, end of period          $141,010    $136,311    $137,312    $132,145      $140,380
Liquidation value per share of preferred shares(5)                        $50,000     $50,000     $50,000     $50,000       $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Investments Minnesota Municipal Income Fund III, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                        3/31/03    3/31/02(1)    3/31/01    3/31/00       3/31/99
Net asset value, beginning of period                                    $13.230     $13.420      $12.560    $13.970       $13.760
Income (loss) from investment operations:
Net investment income                                                     1.084       1.064        1.065      1.075         1.025
Net realized and unrealized gain (loss) on investments                    0.918      (0.306)       0.889     (1.425)        0.222
Dividends on preferred stock from:
   Net investment income                                                 (0.112)     (0.183)      (0.336)    (0.302)       (0.279)
                                                                        -------     -------      -------    -------       -------
Total dividends on preferred stock                                       (0.112)     (0.183)      (0.336)    (0.302)       (0.279)
                                                                        -------     -------      -------    -------       -------
Total from investment operations                                          1.890       0.575        1.618    (0.652)         0.968
                                                                        -------     -------      -------    -------       -------
Less dividends to common shareholders from:
Net investment income                                                    (0.830)     (0.765)      (0.758)    (0.758)       (0.758)
                                                                        -------     -------      -------    -------       -------
Total dividends                                                          (0.830)     (0.765)      (0.758)    (0.758)       (0.758)
                                                                        -------     -------      -------    -------       -------

Net asset value, end of period                                          $14.290     $13.230      $13.420    $12.560       $13.970
                                                                        =======     =======      =======    =======       =======

Market value, end of period                                             $14.800     $13.000      $13.000    $11.750       $14.125
                                                                        =======     =======      =======    =======       =======
Total investment return based on:(2)
Market value                                                             20.72%       5.93%       17.57%   (11.70%)        11.59%
Net asset value                                                          14.53%       4.43%       13.54%    (4.57%)         7.28%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)     $26,260     $24,306      $24,659    $23,075       $25,665
Ratio of expenses to average net assets applicable
   to common shares(3)                                                    1.32%       1.49%        1.42%      1.33%         1.22%
Ratio of net investment income to average net assets applicable
   to common shares(3)                                                    7.80%       7.88%        8.30%      8.33%         7.35%
Ratio of net investment income to average net assets applicable
   to common shares net of dividends to preferred shares(4)               6.99%       6.56%        5.68%      5.99%         5.35%
Portfolio turnover                                                          23%          5%           5%        16%           15%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)                     $15,000     $15,000      $15,000    $15,000       $15,000
Net asset coverage per share of preferred shares, end of period        $137,532    $131,007     $132,197   $126,916      $135,549
Liquidation value per share of preferred shares(5)                      $50,000     $50,000      $50,000    $50,000       $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Investments Arizona Municipal Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                          3/31/03   3/31/02(1)    3/31/01     3/31/00      3/31/99
Net asset value, beginning of period                                      $14.650     $14.970     $14.000     $15.290      $15.030
Income (loss) from investment operations:
Net investment income                                                       1.067       1.113       1.124       1.115        1.108
Net realized and unrealized gain (loss) on investments                      0.988      (0.257)      0.965      (1.333)       0.202
Dividends on preferred stock from:
   Net investment income                                                   (0.103)     (0.164)     (0.346)     (0.299)      (0.277)
   Net realized gain on investments                                        (0.018)     (0.051)         --          --           --
                                                                          -------     -------     -------     -------      -------
Total dividends on preferred stock                                         (0.121)     (0.215)     (0.346)     (0.299)      (0.277)
                                                                          -------     -------     -------     -------      -------
Total from investment operations                                            1.934       0.641       1.743      (0.517)       1.033
                                                                          -------     -------     -------     -------      -------
Less dividends and distributions to common shareholders from:
Net investment income                                                      (0.940)     (0.817)     (0.773)     (0.773)      (0.773)
Net realized gain on investments                                           (0.164)     (0.144)         --          --           --
                                                                          -------     -------     -------     -------      -------
Total dividends and distributions                                          (1.104)     (0.961)     (0.773)     (0.773)      (0.773)
                                                                          -------     -------     -------     -------      -------

Net asset value, end of period                                            $15.480     $14.650     $14.970     $14.000      $15.290
                                                                          =======     =======     =======     =======      =======

Market value, end of period                                               $15.490     $14.750     $14.250     $12.625      $15.125
                                                                          =======     =======     =======     =======      =======
Total investment return based on:(2)
Market value                                                               12.74%      10.22%      19.28%    (11.65%)        8.84%
Net asset value                                                            13.44%       4.21%      13.00%     (3.10%)        7.07%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)       $46,167     $43,703     $44,637     $41,758      $45,586
Ratio of expenses to average net assets applicable
   to common shares(3)                                                      1.16%       1.19%       1.18%       1.21%        1.15%
Ratio of net investment income to average net assets applicable
   to common shares(3)                                                      6.96%       7.41%       7.86%       7.84%        7.28%
Ratio of net investment income to average net assets applicable
   to common shares net of dividends to preferred shares(4)                 6.18%       5.99%       5.44%       5.74%        5.46%
Portfolio turnover                                                            24%         43%         24%         41%          46%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)                       $25,000     $25,000     $25,000     $25,000      $25,000
Net asset coverage per share of preferred shares, end of period          $142,334    $137,405    $139,274    $133,516     $141,172
Liquidation value per share of preferred shares(5)                        $50,000     $50,000     $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Investments Florida Municipal Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                          3/31/03   3/31/02(1)    3/31/01     3/31/00       3/31/99
Net asset value, beginning of period                                      $15.150     $15.400     $14.340     $15.670       $15.300
Income (loss) from investment operations:
Net investment income                                                       1.084       1.071       1.087       1.092         1.113
Net realized and unrealized gain (loss) on investments                      1.186      (0.337)      1.068      (1.368)        0.292
Dividends on preferred stock from:
   Net investment income                                                   (0.109)     (0.179)     (0.337)     (0.296)       (0.277)
                                                                          -------     -------     -------     -------       -------
Total dividends on preferred stock                                         (0.109)     (0.179)     (0.337)     (0.296)       (0.277)
                                                                          -------     -------     -------     -------       -------
Total from investment operations                                            2.161       0.555       1.818     (0.572)         1.128
                                                                          -------     -------     -------     -------       -------
Less dividends to common shareholders from:
Net investment income                                                      (0.941)     (0.805)     (0.758)     (0.758)       (0.758)
                                                                          -------     -------     -------     -------       -------
Total dividends                                                            (0.941)     (0.805)     (0.758)     (0.758)       (0.758)
                                                                          -------     -------     -------     -------       -------

Net asset value, end of period                                            $16.370     $15.150     $15.400     $14.340       $15.670
                                                                          =======     =======     =======     =======       =======

Market value, end of period                                               $15.050     $14.020     $13.180     $11.750       $14.750
                                                                          =======     =======     =======     =======       =======
Total investment return based on:(2)
Market value                                                               14.17%      12.63%      19.06%     (15.57%)        8.47%
Net asset value                                                            14.92%       4.16%      13.99%      (3.01%)        7.80%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)       $39,651     $36,696     $37,300     $34,730       $37,956
Ratio of expenses to average net assets applicable
   to common shares(3)                                                      1.18%       1.34%       1.32%       1.31%         1.14%
Ratio of net investment income to average net assets applicable
   to common shares(3)                                                      6.81%       6.95%       7.38%       7.50%         7.15%
Ratio of net investment income to average net assets applicable
   to common shares net of dividends to preferred shares(4)                 6.13%       5.79%       5.10%       5.47%         5.37%
Portfolio turnover                                                            13%         13%          8%          6%            0%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)                       $20,000     $20,000     $20,000     $20,000       $20,000
Net asset coverage per share of preferred shares, end of period          $149,128    $141,740    $143,249    $136,825      $144,889
Liquidation value per share of preferred shares(5)                        $50,000     $50,000     $50,000     $50,000       $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. This change in accounting had no effect on the Fund's results of operations for the year ended March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Investments Colorado Municipal Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                          3/31/03   3/31/02(1)    3/31/01     3/31/00      3/31/99
Net asset value, beginning of period                                      $14.780     $15.260     $13.870     $15.220      $14.920
Income (loss) from investment operations:
Net investment income                                                       1.068       1.094       1.105       1.099        1.080
Net realized and unrealized gain (loss) on investments                      1.324      (0.401)      1.373      (1.417)       0.264
Dividends on preferred stock from:
   Net investment income                                                   (0.098)     (0.172)     (0.342)     (0.297)      (0.309)
   Net realized gain on investments                                        (0.023)     (0.051)         --          --           --
                                                                          -------     -------     -------     -------      -------
Total dividends on preferred stock                                         (0.121)     (0.223)     (0.342)     (0.297)      (0.309)
                                                                          -------     -------     -------     -------      -------
Total from investment operations                                            2.271       0.470       2.136     (0.615)        1.035
                                                                          -------     -------     -------     -------      -------
Less dividends and distributions to common shareholders from:
Net investment income                                                      (0.940)     (0.818)     (0.746)     (0.735)      (0.735)
Net realized gain on investments                                           (0.191)     (0.132)         --          --           --
                                                                          -------     -------     -------     -------      -------
Total dividends and distributions                                          (1.131)     (0.950)     (0.746)     (0.735)      (0.735)
                                                                          -------     -------     -------     -------      -------

Net asset value, end of period                                            $15.920     $14.780     $15.260     $13.870      $15.220
                                                                          =======     =======     =======     =======      =======

Market value, end of period                                               $16.650     $14.700     $14.560     $12.563      $14.938
                                                                          =======     =======     =======     =======      =======
Total investment return based on:(2)
Market value                                                               21.31%       7.52%      22.42%    (11.05%)       12.13%
Net asset value                                                            15.37%       3.15%      16.21%     (3.62%)        7.21%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)       $76,988     $71,506     $73,817     $67,093      $73,598
Ratio of expenses to average net assets applicable
   to common shares(3)                                                      1.05%       1.01%       1.06%       1.08%        1.06%
Ratio of net investment income to average net assets applicable
   to common shares(3)                                                      6.83%       7.18%       7.68%       7.84%        7.12%
Ratio of net investment income to average net assets applicable
   to common shares net of dividends to preferred shares(4)                 6.08%       5.71%       5.31%       5.72%        5.08%
Portfolio turnover                                                            14%         37%         56%         37%          18%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)                       $40,000     $40,000     $40,000     $40,000      $40,000
Net asset coverage per share of preferred shares, end of period          $146,235    $139,382    $142,272    $133,867     $141,998
Liquidation value per share of preferred shares(5)                        $50,000     $50,000     $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. This change in accounting had no effect on the Fund's results of operations for the year ended March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  TO FINANCIAL STATEMENTS   March 31, 2003

Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Delaware Investments Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"), and Delaware Investments Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") are organized as Minnesota corporations and Delaware Investments Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund") is organized as a Massachusetts Business Trust (each referred to as a "Fund" and collectively as the "Funds"). The Minnesota Municipal Fund II, Florida Insured Municipal Fund and Arizona Municipal Fund are diversified closed-end management investment companies and Minnesota Municipal Fund, Minnesota Municipal Fund III and Colorado Insured Municipal Fund are non-diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees/Directors.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

Expenses Paid Indirectly - Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended March 31, 2003 were as follows:

                                           Minnesota      Minnesota     Minnesota     Arizona   Florida Insured    Colorado Insured
                                           Municipal      Municipal     Municipal    Municipal     Municipal          Municipal
                                             Fund          Fund II      Fund III       Fund          Fund               Fund
                                           ---------      ---------     ---------    ---------  ---------------    ----------------
Commission Reimbursements                   $1,427          $4,009        $973        $1,698        $1,405             $2,775
Earnings Credits                             2,769           3,654       1,457         2,686         1,928              2,813

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

The Funds have engaged Delaware Services Company, Inc., (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

At March 31, 2003, the Funds had liabilities payable to affiliates as follows:

                                             Minnesota      Minnesota   Minnesota     Arizona   Florida Insured    Colorado Insured
                                             Municipal      Municipal   Municipal    Municipal     Municipal          Municipal
                                               Fund          Fund II    Fund III       Fund          Fund               Fund
                                             ---------      ---------   ---------    ---------  ---------------    ----------------
Investment management fee payable to DMC     $20,030         $56,316     $13,732      $23,677       $19,809           $38,926
Dividend disbursing, accounting and
   other expenses payable to DSC               9,419          11,076       6,325       18,484         8,638            39,973
Other expenses payable to DMC and affiliates  18,753          32,117      16,316        3,078        17,636            29,035

Certain officers of DMC and DSC are officers, and/or directors/trustees of the Funds. These officers and directors/trustees are paid no compensation by the Funds.

3. Investments
For the year ended March 31, 2003, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                           Minnesota      Minnesota     Minnesota     Arizona   Florida Insured    Colorado Insured
                                           Municipal      Municipal     Municipal    Municipal     Municipal          Municipal
                                             Fund          Fund II      Fund III       Fund          Fund               Fund
                                           ---------      ---------     ---------    ---------  ---------------    ----------------
Purchases                                 $22,695,725    $36,913,169    $9,386,439  $16,673,125   $7,530,265        $15,892,260
Sales                                      22,387,578     37,993,860     9,237,130   17,518,068    8,144,360         16,649,338

At March 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                           Minnesota      Minnesota     Minnesota     Arizona   Florida Insured    Colorado Insured
                                           Municipal      Municipal     Municipal    Municipal     Municipal          Municipal
                                             Fund          Fund II      Fund III       Fund          Fund               Fund
                                           ---------      ---------     ---------    ---------  ---------------    ----------------
Cost of Investments                      $55,888,367    $157,000,522   $37,807,766  $65,998,295   $53,592,991        $108,298,605
                                         ===========    ============   ===========  ===========   ===========        ============
Aggregate Unrealized Appreciation         $3,383,582      $8,894,744    $2,993,201   $3,879,768    $5,258,892          $7,283,826
Aggregate Unrealized Depreciation            (62,334)       (625,706)     (206,476)     (25,417)           --             (36,200)
                                         -----------    ------------   -----------  -----------   -----------        ------------
Net Unrealized Appreciation               $3,321,248      $8,269,038    $2,786,725   $3,854,351    $5,258,892          $7,247,626
                                         ===========    ============   ===========  ===========   ===========        ============

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended March 31, 2003 and 2002 was as follows:

                                                       Minnesota Municipal Fund      Minnesota Municipal Fund II
                                                     ---------------------------     ---------------------------
                                                        2003             2002           2003            2002
Tax-exempt income                                    $2,553,713       $2,640,280     $7,626,454       $7,397,794
Long-term capital gains                                 190,519               --             --               --
                                                     ----------       ----------     ----------       ----------
Total                                                $2,744,232       $2,640,280     $7,626,454       $7,397,794
                                                     ==========       ==========     ==========       ==========

                                                     Minnesota Municipal Fund III      Arizona Municipal Fund
                                                     ----------------------------    ---------------------------
                                                       2003              2002           2003             2002
Tax-exempt income                                    $1,731,376       $1,742,376     $3,109,679       $2,925,684
Ordinary income                                              --               --         81,412               --
Long-term capital gain                                       --               --        460,450          581,168
                                                     ----------       ----------     ----------       ----------
Total                                                $1,731,376       $1,742,376     $3,651,541       $3,506,852
                                                     ==========       ==========     ==========       ==========


                                                   Florida Insured Municipal Fund  Colorado Insured Municipal Fund
                                                   ------------------------------  -------------------------------
                                                        2003             2002           2003             2002
Tax-exempt income                                    $2,541,617       $2,384,812     $5,022,997       $4,788,101
Ordinary income                                              --               --        192,861          335,452
Long-term capital gain                                       --               --        839,867          550,141
                                                     ----------       ----------     ----------       ----------
Total                                                $2,541,617       $2,384,812     $6,055,725       $5,673,694
                                                     ==========       ==========     ==========       ==========

As of March 31, 2003, the components of net assets on a tax basis were as follows:

                                         Minnesota Municipal Fund      Minnesota Municipal Fund II     Minnesota Municipal Fund III
                                         ----------------------------  ---------------------------     ----------------------------
Paid in Capital                               $35,426,619                   $ 99,710,000                     $24,853,904
Undistributed tax-exempt income                   748,386                      3,203,521                         607,389
Undistributed ordinary income                      51,012                             --                              --
Undistributed long-term gains                     575,131                             --                              --
Capital loss carry forward                             --                     (1,970,944)                     (1,951,864)
Post October loss                                      --                             --                         (36,560)
Unrealized appreciation (depreciation)          3,321,248                      8,269,038                       2,786,725
                                              -----------                   ------------                     -----------
Net assets                                    $40,122,396                   $109,211,615                     $26,259,594
                                              ===========                   ============                     ===========

                                        Arizona Municipal Fund     Florida Insured Municipal Fund    Colorado Insured Municipal Fund
                                        ----------------------     ------------------------------    -------------------------------
Paid in Capital                               $40,838,893                    $33,361,389                     $67,238,110
Undistributed tax-exempt income                 1,157,606                        960,590                       1,971,928
Undistributed ordinary income                     153,659                             --                          50,245
Undistributed long-term gains                     162,243                         70,154                         480,445
Unrealized appreciation (depreciation)          3,854,351                      5,258,892                       7,247,626
                                              -----------                    -----------                     -----------
Net assets                                    $46,166,752                    $39,651,025                     $76,988,354
                                              ===========                    ===========                     ===========

For federal income tax purposes, certain Funds had accumulated capital losses as of March 31, 2003, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                       2004         2005        2006         2008        2009          2010       Total
                                     --------     --------    --------     --------    --------      --------    --------
Minnesota Municipal Fund II         $1,127,768    $89,665     $132,129     $437,162    $175,804      $8,416     $1,970,944
Minnesota Municipal Fund III         1,279,495    455,666        6,539       56,856     153,308          --      1,951,864

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)



5. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ending March 31, 2003. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the year ended March 31, 2003, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund, which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 1.10% to 1.50% on Minnesota Municipal Fund, from 1.00% to 1.79% on Minnesota Municipal Fund II, from 1.12% to 1.75% on Minnesota Municipal Fund III, from 1.05% to 1.55% on Arizona Municipal Fund, from 1.05% to 1.75% on Florida Insured Municipal Fund and from 0.95% to 1.65% on Colorado Insured Municipal Fund during the year ended March 31, 2003. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

6. Credit and Market Risks
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes was sent to them in early 2003. Please consult your tax advisor for proper treatment of this information.

For the year ended March 31, 2003, each Fund designates as long-term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                     Long-Term         Ordinary          Tax             Total
                                   Capital Gains        Income          Exempt        Distributions
                                    Distributions     Distributions     Income         (Tax Basis)
                                   --------------     -------------     ------        -------------
Minnesota Municipal Fund I               7%               --              93%             100%
Minnesota Municipal Fund II             --                --             100%             100%
Minnesota Municipal Fund III            --                --             100%             100%
Arizona Municipal Fund                  13%                2%             85%             100%
Florida Insured Municipal Fund          --                --             100%             100%
Colorado Insured Municipal Fund         14%                3%             83%             100%

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors/Trustees
Delaware Investments Minnesota Municipal Income
  Fund, Inc.
Delaware Investments Minnesota Municipal Income
  Fund II, Inc.
Delaware Investments Minnesota Municipal Income
  Fund III, Inc.
Delaware Investments Arizona Municipal
  Income Fund, Inc.
Delaware Investments Florida Insured Municipal
  Income Fund
Delaware Investments Colorado Insured Municipal
  Income Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, and Delaware Investments Colorado Insured Municipal Income Fund, Inc. (the "Funds") as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
May 9, 2003

Delaware Investments Family of Funds
       BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Directors/Trustees (hereinafter referred to as Trustees) which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund Trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,           10 Years -              Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Constructors Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -               89(4)          None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                        National Gallery of Art               Recoton Corporation
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                             Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              9 Years                President/Chief           107       Director - Valmont
   2005 Market Street                                                      Executive Officer -                    Industries, Inc.
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                     Director -
                                                                            and Consulting)                     CenterPoint Energy
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years           Vice President Treasurer -     107             None
   2005 Market Street                                                         3M Corporation
   Philadelphia, PA                                                       (July 1995 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Years    President and Chief Executive Officer 107             None
   2005 Market Street         President and                            of Delaware Investments
    Philadelphia, PA             Head of                               (January 2003-Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                        (August 2000 - Present)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street          General Counsel                      various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor and accounting service provider.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                     This page is intentionally left blank.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. You should read the prospectus carefully before you invest. It sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. The return and principal value of an investment in the Funds will fluctuate so that shares, when resold, may be worth more or less than their original cost. Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.

Board of Trustees                             Affiliated Officers                        Contact Information
Walter P. Babich                              Jude T. Driscoll                           Investment Manager
Board Chairman                                President and Chief Executive Officer      Delaware Management Company
Citadel Construction Corporation              Delaware Management Holdings, Inc.         Philadelphia, PA
King of Prussia, PA                           Philadelphia, PA
                                                                                         International Affiliate
David K. Downes                               Richelle S. Maestro                        Delaware International Advisers Ltd.
President and Chief Executive Officer         Senior Vice President,                     London, England
Delaware Investments Family of Funds          General Counsel and Secretary
Philadelphia, PA                              Delaware Investments Family of Funds       Principal Office of the Funds
                                              Philadelphia, PA                           2005 Market Street
John H. Durham                                                                           Philadelphia, PA 19103-7057
Private Investor                              Michael P. Bishof
Gwynedd Valley, PA                            Senior Vice President and Treasurer        Independent Auditors
                                              Delaware Investments Family of Funds       Ernst & Young LLP
John A. Fry                                   Philadelphia, PA                           2001 Market Street
President                                                                                Philadelphia, PA 19103
Franklin & Marshall College
Lancaster, PA                                                                            Registrar and Stock Transfer Agent
                                                                                         Mellon Investor Services, L.L.C.
Anthony D. Knerr                                                                         Overpeck Center
Managing Director                                                                        85 Challenger Road
Anthony Knerr & Associates                                                               Ridgefield Park, NJ 07660
New York, NY                                                                             800 851-9677

Ann R. Leven                                                                             For Securities Dealers and Financial
Former Treasurer/Chief Fiscal Officer                                                    Institutions Representatives
National Gallery of Art                                                                  800 362-7500
Washington, DC
                                                                                         Web site
Thomas F. Madison                                                                        www.delawareinvestments.com
President and Chief Executive Officer
MLM Partners, Inc.                                                                       Number of Recordholders as of
Minneapolis, MN                                                                          March 31, 2003:
                                                                                         Minnesota Municipal Income Fund I      356
Janet L. Yeomans                                                                         Minnesota Municipal Income Fund II     582
Vice President/Mergers & Acquisitions                                                    Minnesota Municipal Income Fund III    134
3M Corporation                                                                           Arizona Municipal Income Fund          110
St. Paul, MN                                                                             Florida Insured Municipal Income Fund  190
                                                                                         Colorado Insured Municipal
Thomas F. Madison and Janet L. Yeomans                                                     Income Fund                          190
were elected by the preferred Shareholders
of the Delaware Investments Closed-End
Municipal Bond Funds.

(7699)                                                        Printed in the USA
AR-CEMUNI [3/03] VGR 5/03                                                  J9143